High-trigger loss-absorbing additional tier 1 capital

instrument
Exhibit 4.16
Issuer
UBS Group AG
ISIN
US902613BF40 (144A) / USH42097ES26 (Reg S)
Issue Date
13.11.2023
Currency
USD
Nominal (million)
1,750
Interest Rate
9.250%
1
Maturity Date
perpetual
First Call Date
13.11.2028
1
Rate subject to change after first call date.

10272857175-v14 64 70-41061831
TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes issued by UBS Group

AG are as follows:
1.
DEFINITIONS
" Acquiror
"

has

the

meaning

assigned

to

such

term

in

subclause

(e)(iv)

of

Condition

9
( Conversion ).
"
Additional

Amounts
"

has

the

meaning

assigned

to

such

term

in

clause

(b)

of

Condition

11
( Taxation ).
"
Additional

Tier

1

Capital
"

means,

at

any

time,

any

item

that

qualifies

as

additional

tier

1
capital ( zusätzliches Kernkapital ) under National Regulations at such time.
"
Agent

Insolvency

Event
"

has

the

meaning

assigned

to

such

term

in

subclause

(c)(ii)

of
Condition 10 ( Payments; Agents ).
" Agents
" means

the Fiscal

Agent, the

Registrar,

the Calculation

Agent, the

Swiss Paying

Agent
and

any

other

agent

from

time

to

time

appointed

pursuant

to

the

terms

of

the

Fiscal

Agency
Agreement and the Settlement Agent.
"
Alternative

Loss

Absorption

Date
"

has

the

meaning

assigned

to

such

term

in

clause

(e)

of
Condition 7 (
Trigger Event and Viability

Event
).
"
Approved

Entity
"

has

the

meaning

assigned

to

such

term

in

subclause

(e)(v)

of

Condition

9
( Conversion ).
"
Articles of

Association
" has the

meaning given to

it in clause (f)

of Condition 7

(
Trigger Event
and Viability Event ).
" Auditor
"

means

the

accounting

firm

(i)

appointed

by

the

Board

of

Directors

of

the

Group
Holding

Company

or

the

shareholders

of

the

Group

Holding

Company,

as

the

case

may

be,

to
provide,

among

other

things,

audit

and/or

review

opinions

on

the

Group

Holding

Company's
financial

statements,

and

(ii)

approved

by

FINMA

in

accordance

with

the

Financial

Market
Supervisory Act ( Finanzmarktaufsichtsgesetz ) of 22 June 2007, as amended from time to time.
" Authorised Signatories " means any two authorised officers of the Issuer signing jointly.
"
Balance Sheet

Date
" means

(i) with

respect to

any Ordinary

Publication Date,

the cut-off

date
for

the measurement

of

the CET1

Ratio

in the

Quarterly Financial

Accounts

published

on such
Ordinary

Publication Date,

and (ii)

with respect

to any

Extraordinary Publication

Date, the

cut-
off

date

for

the

Reviewed

Interim

Measurement

published

upon

the

instruction

of

FINMA

on
such Extraordinary Publication Date.
"
Bankruptcy

Event
"

means

any

of

the

following

events

with

respect

to

the

Issuer:

(i)

the
adjudication of

bankruptcy (
Konkurseröffnung
) pursuant

to articles 171,

189, 190,

191 or 192

of
the

DEBA,

(ii)

the

opening

of

restructuring

proceedings

(
Sanierungsverfahren
)

pursuant

to
articles 28

to 32

of the

FBA or

pursuant

to any

successor or

analogous Swiss

law or

regulation
applicable

to

bank

holding

companies

in

Switzerland

such

as

UBS

Group

AG

(any

such
proceedings, "
Restructuring

Proceedings
"), and/or

(iii) the

ordering of

liquidation proceedings
( Liquidation
) pursuant to articles 33

to 37g of the FBA or

pursuant to any successor

or analogous
Swiss law or regulation applicable

to bank holding companies in Switzerland

such as UBS Group
AG; provided , however
, that

none of

the following

will constitute

a Bankruptcy

Event: (x)

mere
debt collection proceedings ( Betreibungsverfahren ) pursuant to article 38 et seq. of the DEBA,
(y)

proceedings

in connection

with a

freezing

order

(
Arrestverfahren
) pursuant

to article

271
et
seq.
of the

DEBA, and/or

(z) the

ordering of

protective measures

(
Schutzmassnahmen ) pursuant
to

article

26

of

the

FBA

or

pursuant

to

any

successor

or

analogous

Swiss

law

or

regulation
applicable

to

bank

holding

companies

in

Switzerland

such

as

UBS

Group

AG

(any

such
measures, "
Protective

Measures
"), including,

in the

case of

each of

subclauses (x),

(y) and

(z),
any steps (other than any

steps described in clauses (i)

through (iii) of this definition)

taken under
or in connection therewith.

10272857175-v14 65 70-41061831
"
BIS

Regulations
"

means,

at

any

time,

the

capital

adequacy

standards

and

guidelines
promulgated

by

the

Basel

Committee

on

Banking

Supervision,

as

implemented

by

FINMA

in
Switzerland at such time.
"
BIS Risk

Weighted

Assets
" means, as

of any Balance Sheet

Date, the aggregate

amount, in the
Presentation

Currency,

of

risk-weighted

assets

of

the

Group

as

of

such

Balance

Sheet

Date,

as
determined

by

the

Group

Holding

Company

pursuant

to

the

BIS

Regulations

applicable

to

the
Group

Holding

Company

as

of

such

Balance

Sheet

Date,

and

as

(i)

disclosed

in

the

Quarterly
Financial Accounts

published on

the relevant

Ordinary Publication

Date or

(ii) may be

disclosed
as a component

of the Reviewed Interim

Measurement published upon

the instruction of FINMA
on

the

relevant

Extraordinary

Publication

Date,

as

applicable.

For

the

avoidance

of

doubt,

the
term "
risk-weighted

assets
" as

used in

this definition

has the

meaning assigned

to such

term in
the BIS Regulations in effect as of the relevant Balance Sheet Date.
"
Business

Day
"

means

a

day

(other

than

a

Saturday

or

a Sunday)

on which

commercial

banks
and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business

(including,
without limitation,

dealing in foreign

exchange and foreign

currency deposits)

in (i) for

purposes
of

the

definitions

of the

terms "Extraordinary

Publication

Date",

"Higher-Trigger

Amount"

and
"Ordinary Publication Date", Zurich, and (ii) otherwise, New York

City and Zurich.
"
Calculation

Agent
"

means

UBS

AG,

in

its

capacity

as

calculation

agent

for

the

Notes,

and
includes any

successor calculation

agent for the

Notes appointed in

accordance with

the terms of
the Fiscal Agency Agreement.
" Calculation Amount " means USD 1,000.
"
Capital

Adequacy

Ordinance
" means

the Swiss

Ordinance

concerning Capital

Adequacy and
Risk

Diversification

for

Banks

and

Securities

Firms

of

1

June

2012,

as

amended

from

time

to
time, or any successor Swiss law or regulation.
" Cash Distribution
" means any

dividend or distribution

in respect of the

Ordinary Shares that

is
to

be

paid

or

made

to

Shareholders

as

a

class

in

cash

(in

whatever

currency)

and

however
described

and

whether

payable

out

of

share

premium

account,

profits,

retained

earnings

or

any
other

capital

or

revenue

reserve

or

account,

and

including

any

cash

distribution

or

payment

to
Shareholders

upon or

in connection

with a

reduction of

capital. For

the avoidance

of doubt,

the
term

"Cash

Distribution"

does

not

include

consideration

paid

or

any

other

payments

made

by
UBS Group

AG or

any of

its affiliates

in connection

with the

repurchase of

Ordinary Shares

in
connection with any share buyback programme.
" Certificate " means a Global Certificate and/or a Definitive Certificate, as the case may be.
" CET1 Capital
" means, as of

any Balance Sheet Date,

the aggregate amount, in

the Presentation
Currency,

of items

that constitute

common equity

tier 1

capital of

the Group

as of

such Balance
Sheet Date,

less any

deductions from

common equity

tier 1

capital required

to be

made, in

each
case as determined by the Group Holding Company pursuant to the BIS Regulations applicable to
the Group Holding

Company as of such

Balance Sheet Date, and

as (i) disclosed in

the Quarterly
Financial Accounts

published on

the relevant

Ordinary Publication

Date or

(ii) may be

disclosed
as a component

of the Reviewed Interim

Measurement published upon

the instruction of FINMA
on the relevant Extraordinary Publication Date, as applicable. For the avoidance of doubt, the term
"
common equity

tier 1

capital
" as used in

this definition has the

meaning assigned to

such term
in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as

of any Balance

Sheet Date, the

CET1 Capital as

of such Balance

Sheet
Date,

divided

by

the

BIS Risk

Weighted

Assets

as

of

such

Balance

Sheet

Date,

expressed

as a
percentage, such ratio (or the components thereof) as determined by the Group Holding Company,
and

(i)

as

disclosed

in

the

Quarterly

Financial

Accounts

published

on

the

relevant

Ordinary
Publication

Date

or

(ii)

constituting

(or

as

disclosed

in)

the

Reviewed

Interim

Measurement
published

upon

the

instruction

of

FINMA

on

the

relevant

Extraordinary

Publication

Date,

as
applicable.
" Clearstream, Luxembourg " means Clearstream Banking S.A.

10272857175-v14 66 70-41061831
"Code"
has the meaning assigned to such term in clause (c) of Condition 11

(
Taxation ).
"Compliant

Securities"
means

securities

issued

by

UBS

Group

AG

or

any

of

its

subsidiaries
that

have

economic

terms

not

materially

less

favourable

to

a

Holder

than

these

Terms

and
Conditions (as reasonably determined by the Issuer), provided that:
(a)
such

securities

(A)

include

terms

that

provide

for

the

same

interest

rate

and

principal
from

time

to

time

applying

to

the

Notes,

(B)

rank
pari

passu
with

the

Notes

and

(C)
preserve any existing rights under these Terms

and Conditions to any accrued and unpaid
interest that has not been satisfied;
(b)
where such securities

are issued by

a subsidiary of

UBS Group AG, UBS

Group AG has
irrevocably

and

unconditionally

guaranteed

to

the

holders

of

such

securities,

on

a
subordinated

basis

corresponding
mutatis

mutandis
to

Condition

4

(
Status

and
Subordination
), the

due

and

punctual

payment

of all

amounts due

and

payable

by such
subsidiary

under,

or

in

respect

of,

such

securities

pursuant

to

article

111

of

the

Swiss
Code;
(c)
where the

Notes that

have been

substituted or

amended were

listed immediately

prior to
their

substitution

or

amendment,

such

securities

are

listed

on

(A)

the

SIX

Swiss
Exchange

or

(B)

such

other

internationally

recognised

stock

exchange

selected

by

the
Issuer; and
(d)
where

the

Notes

that

have

been

substituted

or

amended

were

rated

by

a

rating

agency
immediately

prior

to

such

substitution

or

amendment,

each

such

rating

agency

has
ascribed,

or announced

its intention

to ascribe

and publish,

an equal

or higher

rating to
such securities.
"
Contingent

Write-down
" means

the events

described in

clauses (a)

through (c)

of Condition

8
( Contingent Write-down ).
" Conversion
"

has

the

meaning

given

to

it

in

clause

(a)

of

Condition

9

(
Conversion
),

and
"convert" and "converted" shall be construed accordingly.
"
Conversion

Capital
"

means

conversion

capital

(
Wandlungskapital
)

within

the

meaning

of

the
FBA.
"
Conversion Capital

Availability

Event
" has

the meaning

given to

it in clause

(f) of

Condition
7 (
Trigger Event and Viability

Event
).
"
Conversion

Date
" means,

with respect

to any

Conversion, the

Trigger

Event Conversion

Date
or the Viability Event Conversion

Date, as applicable.
"
Conversion

Event
"

means

a

Trigger

Event

in

respect

of

which

the

relevant

Trigger

Event
Notice

is

a

Trigger

Event

Conversion

Notice

or

a

Viability

Event

that

occurs

on

or

after

a
Conversion Capital Availability

Event.
"
Conversion

Price
" means

USD 22.37,

subject to

any adjustment

in accordance

with clause

(d)
of Condition 9 ( Conversion ).
"
Current Market

Price
" means, in

respect of an Ordinary

Share at a particular

date, the average
of

the

daily

Volume

Weighted

Average

Price

of

an

Ordinary

Share

on

each

of

the

five
consecutive dealing days (or,

for the purposes of subclause (d)(i)(D) of Condition 9 (
Conversion ),
10

consecutive

dealing

days) ending

on the

dealing day

immediately

preceding

such date

(such
period,

the

"
Reference

Period
"), provided
that,

if

at

any

time

during

the

Reference

Period

the
Volume

Weighted

Average

Price shall

have been

based on

a price

ex-dividend

(or ex-any

other
entitlement) and

during some

other part

of the

Reference Period

the Volume

Weighted

Average
Price shall have been based on a price cum-dividend (or cum- any other entitlement), then:
(a)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

not

rank

for

the

dividend

(or
entitlement) in

question, the

Volume

Weighted

Average

Price on the

dates on which

the
Ordinary

Shares

were

based

on

a

price

cum-dividend

(or

cum-

any

other

entitlement)
shall, for the

purposes of this

definition, be deemed

to be the

amount thereof

reduced by
an

amount

equal

to

the

Fair

Market

Value

of

any

such

dividend

or

entitlement

per
Ordinary

10272857175-v14 67 70-41061831
Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit; or
(b)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

rank

for

the

dividend

(or
entitlement) in

question, the Volume

Weighted

Average

Price on the

dates on which

the
Ordinary Shares

were based

on a

price ex-dividend

(or ex-

any other

entitlement) shall,
for the

purposes of

this definition,

be deemed

to be

the amount

thereof increased

by an
amount equal to

the Fair Market Value

of any such dividend

or entitlement per

Ordinary
Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit;
and provided , further
that, if

on each

of the

five dealing

days (or,

for the

purposes of

subclause
(d)(i)(D) of

Condition 9

(
Conversion
), the

10 dealing

days) in

the Reference

Period the

Volume
Weighted

Average

Price

was

based

on

a

price

cum-dividend

(or

cum-any

other

entitlement)

in
respect of a

dividend (or other

entitlement) that has

been declared or

announced but the

Ordinary
Shares to be issued and

delivered do not rank for

that dividend (or other entitlement),

the Volume
Weighted

Average

Price

on

each

of

such

dates

shall,

for

the

purposes

of

this

definition,

be
deemed

to

be

the amount

thereof

reduced

by an

amount

equal

to

the

Fair

Market

Value

of

any
such

dividend

or

entitlement

per

Ordinary

Share

as

at

the

date

of

first

public

announcement
relating

to

such

dividend

or

entitlement,

in

any

such

case,

determined

on

a

gross

basis

and
disregarding

any

withholding

or

deduction

required

to

be

made

for

or

on

account

of

tax,

and
disregarding any associated tax credit;
and provided , further
that,

if

the

Volume

Weighted

Average

Price

of

an

Ordinary

Share

is

not
available on

one or

more of

the five

dealing days

(or,

for the

purposes of

subclause (d)(i)(D)

of
Condition

9

(
Conversion
),

the

10

dealing

days)

in

the

Reference

Period

(disregarding

for

this
purpose

the

proviso

to

the

definition

of

Volume

Weighted

Average

Price),

then

the

average

of
such

Volume

Weighted

Average

Prices

that

are available

in the

Reference

Period

shall be

used
(subject

to

a

minimum

of

two

such

prices)

and

if

only

one,

or

no,

such

Volume

Weighted
Average

Price is available

in the Reference

Period, the

Current Market Price

shall be determined
by an Independent Adviser.
" Day Count Fraction
" means, in respect of

any period (the "
Calculation Period "), the number of
days in the Calculation Period divided by 360 calculated on a formula basis as follows:

" Y
1
" is the year,

expressed as a number,

in which the first day of

the Calculation Period
falls;
" Y
2
" is the year, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;
" M
1
"

is

the

calendar

month,

expressed

as

a

number,

in

which

the

first

day

of

the
Calculation Period falls;
" M
2
" is the calendar month,

expressed as number, in

which the day immediately
following the last day included in the Calculation Period falls;
" D
1
" is the

first calendar

day,

expressed as

a number,

of the Calculation

Period, unless
such number would be 31, in which case D
1
will be 30; and
" D
2
"

is

the

calendar

day,

expressed

as

a

number,

immediately

following

the

last

day
included

in the

Calculation

Period, unless

such

number

would

be 31

and

D
1
is greater
than 29, in which case D
2
will be 30.

10272857175-v14 68 70-41061831
" dealing day
" means a day on

which the Relevant Stock

Exchange or relevant stock

exchange or
securities market

is open

for business

and on

which Ordinary

Shares or

other securities,

options,
warrants

or

other

rights

(as

the

case

may

be)

may

be

dealt

in

(other

than

a

day

on

which

the
Relevant Stock

Exchange or relevant

stock exchange or

securities market is

scheduled to or

does
close prior to its regular weekday closing time).
" DEBA
"

means

the

Swiss Federal

Debt Enforcement

and Bankruptcy

Act

of 11

April 1889,

as
amended from time to time.
" Definitive Certificate
" has the meaning assigned

to such term in subclause

(c)(i) of Condition 2
( Amount, Denomination and Form ).
" Depositary
"

means

DTC

or

any

other

Relevant

Clearing

System

outside

of

Switzerland
designated

as

Depositary

by

the

Issuer;
provided , however
,

that,

irrespective

of

the

number

of
Regulation

S

Global

Certificates

and/or

Rule

144A

Global

Certificates,

as

the

case

may

be,
outstanding, there will be no more than one Depositary for the Notes at any time.
"
Distributable

Items
"

means,

in

respect

of any

Interest

Payment

Date,

the

aggregate

of (i)

net
profits

carried forward

and (ii)

freely

distributable reserves,

in each

case, less

any

amounts that
must

be

contributed

to

legal

reserves

under

applicable

law,

all

in

UBS

Group

AG's

reporting
currency and as appearing in the Relevant Accounts.
" Distribution Compliance Period " means the 40-day period commencing on (and including) the later of (i) the day

on which the Notes

are first offered to

Persons other than distributors (as

defined
in Regulation S under the US Securities Act), and (ii) the day on which the closing of the offering
of the Notes occurs.
" DTC " means The Depository Trust Company.
" EEA Regulated Market " means a market as defined by Article 4.1(21) of Directive 2014/65/EU of the European Parliament and of the Council on markets on financial instruments.
" Euroclear " means Euroclear Bank SA/NV.
" Event of Default
" has the meaning assigned to

such term in clause (a) of Condition 13 (
Events of
Default ).
"
Exempt

Reorganisation
" means

a Reorganisation

where, immediately

after completion

of the
relevant proceedings,

the ordinary shares

or units or

equivalent of

Newco (or

depositary or

other
receipts or certificates representing ordinary shares or units or equivalent of Newco) are
(i) admitted

to trading

on the

Relevant Stock

Exchange

or (ii)

admitted

to listing

on such

other
Recognised Stock Exchange as UBS Group AG or Newco may determine.
" Existing Shareholders
" has the meaning assigned to such term in the definition of the term
"Reorganisation".
"
Extraordinary

Distribution
"

means

any

Cash

Distribution

(i)

that

is

expressly

declared

by
UBS

Group

AG

to

be

an

extraordinary

or

special

dividend

or

an

extraordinary

or

special
distribution

to

Shareholders

as a

class

or

any

analogous

or similar

term,

and

(ii)

the

amount

of
which exceeds

the arithmetic

average of

the ordinary

dividend per

Ordinary Share

paid by

UBS
Group

AG

in

the

three

most

recently

preceding

calendar

years

(each

such

ordinary

dividend
translated, if

necessary,

into the

currency in

which the

applicable Cash

Distribution is

expressed
at the Prevailing Rate on the date on which such ordinary dividend was paid) by more than 25 per
cent.
"
Extraordinary

Publication

Date
"

means

the

Business

Day

on

which

a

Reviewed

Interim
Measurement is

published upon

the instruction

of FINMA, after

FINMA has determined

that the
conditions for issuing

a Trigger Event

Notice in accordance with

Condition 7 (
Trigger Event

and
Viability Event)

have been met.
"
Extraordinary

Trigger

Event

Notice

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (b)(i) of Condition 7 (
Trigger Event and Viability

Event
).

10272857175-v14 69 70-41061831
" Fair Market Value
" means, with respect to any property on any date

(the "
Relevant Valuation
Date
"), the fair market value of

that property as determined by

an Independent Adviser,
provided
that:
(a)
the Fair Market Value

of a cash amount shall be the amount of such cash;
(b)
where

securities,

options,

warrants

or

other

rights

are

publicly

traded

on

a

stock
exchange

or

securities

market

of

adequate

liquidity

(as

determined

by

an

Independent
Adviser), the

Fair Market

Value

(i) of

such securities

shall equal

the arithmetic

mean of
the

daily

Volume

Weighted

Average

Prices

of

such

securities and

(ii)

of

such

options,
warrants

or

other

rights

shall

equal

the

arithmetic

mean

of

the

daily

closing

prices

of
such

options,

warrants

or

other

rights,

in

the

case

of

each

of

subclauses

(i)

and

(ii),
during

the

period

of

five

dealing

days

on

the

relevant

stock

exchange

or

securities
market

commencing

on the

later of

(x)

the applicable

Relevant Valuation

Date

and

(y)
the

first

dealing

day

on

which

such

securities,

options,

warrants

or

other

rights

are
publicly

traded,

or

such

shorter

period

as

such

securities,

options,

warrants

or

other
rights are publicly traded; and
(c)
where

securities,

options,

warrants

or

other

rights

are

not

publicly

traded

on

a

stock
exchange or securities

market of adequate

liquidity (as aforesaid),

the Fair Market

Value
of

such

securities,

options,

warrants

or

other

rights

shall

be

determined

by

an
Independent Adviser,

on the basis of a commonly

accepted market valuation method

and
taking account

of such factors

as it considers

appropriate, including

the market price

per
Ordinary

Share,

the

dividend

yield

of

an

Ordinary

Share,

the

volatility

of

such

market
price, prevailing interest

rates and the terms

of such securities, options,

warrants or other
rights, including as to the expiry date and exercise price (if any) thereof.
Any amounts determined

pursuant to the

above shall be

translated into the

Relevant Currency

(if
expressed in a

currency other than

the Relevant Currency)

at the Prevailing

Rate on the

Relevant
Valuation

Date.

In

addition,

in

the

case

of

clause

(a)

above,

the

Fair

Market

Value

shall

be
determined on

a gross

basis and

disregarding any

withholding or

deduction required

to be

made
on account of tax, and disregarding any associated tax credit.
" FBA
" means

the Swiss

Federal Act

on Banks

and Savings

Institutions of

8 November

1934, as
amended from time to time.
" Final Cancellation Date
" means the date specified in the Trigger Event Conversion Notice or

a
Viability Event Conversion Notice, as applicable, as being the date on which any Notes in relation
to which no valid Settlement Shares Settlement Notice has been received by the Settlement Share
Depository (or its designated agent(s)) on or before the Settlement Notice

Cut-off Date shall be
cancelled, which date is expected to be no more than 12 Business Days following the Settlement
Notice Cut-off Date.
" FINMA
" means

the Swiss

Financial

Market Supervisory

Authority

FINMA and

any successor
thereto.
" First Call Date " means 13 November 2028.
"
Fiscal

Agency

Agreement
" means

the fiscal

agency agreement

dated as

of 10

February 2021,
among the Issuer,

the Fiscal Agent, the

Registrar, the

Calculation Agent, the Swiss

Paying Agent
and

the

other

Agents

from

time

to

time

party

thereto,

as

may

be

amended,

supplemented

or
otherwise modified from time to time.
" Fiscal Agent " means Deutsche Bank Trust Company Americas, in its capacity as fiscal agent for the Notes, and includes

any successor fiscal agent

for the Notes appointed

in accordance with the
terms of the Fiscal Agency Agreement.
" Fixed Interest Rate " means 9.250 per cent. per annum.
"
Former

Residence
" has

the meaning assigned

to such term

in subclause

(a)(v) of

Condition 16
( Issuer Substitution ).

10272857175-v14 70 70-41061831
"
Global

Certificate
"

means

a

Regulation

S

Global

Certificate

and/or

Rule

144A

Global
Certificate, as the case may be.
"
Going-Concern

LR

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel

zur ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the leverage ratio ( Höchstverschuldungsquote ) of such bank.
"
Going-Concern

RWA

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel

zur ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the risk weighted assets ( risikogewichtete Positionen ) of such bank.
" Group
" means, at

any time, the

Group Holding Company and

all its subsidiaries

and other entities
that are included in the Group Holding Company's consolidated capital adequacy reports prepared pursuant to National Regulations.
"
Group Holding

Company
" means, at any

time, the top Swiss

holding company

at such time of
the

financial

group

to

which

UBS

Group

AG

belongs

for

purposes

of

preparing

consolidated
capital adequacy reports pursuant

to National Regulations. As

at the Issue Date,

the Group Holding
Company is UBS Group AG.
"
Higher-Trigger

Amount"

means,

as

of

any

Publication

Date,

the

sum

of

(i)

the

maximum
portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the

Quarterly
Financial

Accounts

or

Reviewed

Interim

Measurement,

as

the

case

may

be,

to

which

such
Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

outstanding

on

the
relevant Balance

Sheet Date

that could

be converted

into equity

and/or fully

or partially

written
down,

or

otherwise

operate

to

increase

the

CET1

Capital,

if

a

Higher-Trigger

Write-
down/Conversion

Notice

were

delivered

in

accordance

with

the

terms

thereof,

and

(ii)

the
maximum

portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the
Quarterly

Financial

Accounts

or Reviewed

Interim Measurement,

as the

case may

be, to

which
such

Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

issued

after

the
relevant

Balance

Sheet

Date,

but

prior

to

such

Publication

Date,

that

could

be

converted

into
equity and/or

fully or

partially written

down, or

otherwise operate

to increase

the CET1

Capital,
if a

Higher-Trigger

Write-down/Conversion

Notice were

delivered in

accordance with

the terms
thereof, in the case of each of clauses

(i) and (ii), as determined by UBS Group

AG. For purposes
of clause (ii)

of this definition

and, in the

case of an

Extraordinary Publication

Date, clause (i) of
this definition,

the aggregate

principal

amount of

any Higher-Trigger

Contingent

Capital that

is
not denominated in the Presentation

Currency will be converted

into the Presentation Currency

at
the

applicable

prevailing

exchange

rate

on

the

last

Business

Day

preceding

the

relevant
Publication Date, as

determined by UBS Group

AG. In the case of

an Ordinary Publication

Date,
for purposes of clause (i)

of this definition, the aggregate

principal amount of any Higher-Trigger
Contingent

Capital

that

is not

denominated

in the

Presentation

Currency

will be

converted

into
the Presentation

Currency at

the applicable

exchange rate

used for

such purposes

in the

relevant
Quarterly Financial Accounts.
"
Higher-Trigger

Contingent Capital
" means

any instrument

issued by,

or any

other obligation
of,

any

member

of

the

Group

that

(i)

is

issued

or

owed

to holders

that

are

not

members

of

the
Group

and

(ii)

is

required

pursuant

to

its

terms

to

be

converted

into

equity

and/or

fully

or
partially

written

down,

or

otherwise

operating

to

increase

the

CET1

Capital,

when

the

CET1
Ratio (or

equivalent capital

measure of

the Group

described in

the terms

and conditions

thereof)
falls

below

a

threshold

that

is

higher

than

the

Threshold

Ratio

(with

respect

to

the

relevant
Higher-Trigger Contingent Capital, its "
Higher-Trigger

Threshold Ratio
").
"
Higher-Trigger

Threshold

Ratio
" has

the meaning

assigned to

such term

in the

definition

of
the term

"Higher-Trigger Contingent Capital".
"
Higher-Trigger

Write-down/Conversion

Date
" has

the meaning

assigned to

such term

in the
definition of the term "Higher-Trigger Write

-down/Conversion Notice".
"
Higher-Trigger

Write-down/Conversion

Notice
"

means

a

notice

delivered

pursuant

to

the
terms of any Higher-Trigger Contingent

Capital

that

notifies

the

holders

thereof

that

the

10272857175-v14 71 70-41061831
CET1

Ratio

(or

similar

measure

or

other

event

described

in

the

terms

and

conditions

of

such
Higher-Trigger

Contingent

Capital)

has

fallen

below

its

Higher-Trigger

Threshold

Ratio

and,
consequently,

that

such

Higher-Trigger

Contingent

Capital will

be

converted

into

equity and/or
fully or

partially written

down, or

otherwise operate

to increase the

CET1 Capital,

as applicable,
as of a particular

date (such date, the

"
Higher-Trigger

Write-down/Conversion Date
"). For the
avoidance of doubt, if the

terms and conditions of such Higher-Trigger

Contingent Capital permit
FINMA

to

waive

the

conversion

into

equity

and/or

write-down

of

such

Higher-Trigger
Contingent

Capital

notwithstanding

the

fact

that

the

CET1

Ratio

(or

similar

measure

or

other
event described in the terms and conditions of such Higher-Trigger

Contingent Capital) has fallen
below

its

Higher-

Trigger

Threshold

Ratio,

the

non-issuance

of

such

a

waiver

by

FINMA
between

the

relevant

Publication

Date

and

the

Trigger

Event

Notice

Date

will

be

deemed
equivalent

to

the

delivery

of

a

Higher-Trigger

Write-down/Conversion

Notice

for

purposes

of
subclause (b)(ii) of Condition 7 (
Trigger Event and Viability

Event
).
" Holder
" means, with respect to

any Note, the Person in

whose name the Certificate representing
such

Note

is

registered

in

the

Register.

For

the

avoidance

of

doubt,

with

respect

to

Notes
represented

by

a

Global

Certificate,

no

Indirect

Holder

or

other

Person

will

be

a

Holder

for
purposes

of

these

Terms

and

Conditions

or

such

Notes

or

have

any

rights,

or

be

owed

any
obligations by the Issuer, under such Notes.
"
Independent

Adviser
" means

an independent

financial institution

of international

repute or

an
independent

adviser

of

recognised

standing

and

expertise,

in

either

case,

appointed

by

UBS
Group AG

at its

own expense

to make

any determination

that is required

to be

made, or

may be
made, by an Independent Adviser under these Terms

and Conditions.
" Indirect Holder
" means, with respect

to any Note

represented by a Global

Certificate, any Person
(other than the Holder)

that owns a

beneficial interest in such

Notes through a bank,

broker or other
financial institution that (i) participates

in the book-entry system of

DTC, Euroclear, Clearstream,
Luxembourg and/or any other clearing system

(each, a "
Relevant Clearing System "), or (ii) holds
an interest

in such

Note through

a participant

in the book-entry

system of

any Relevant

Clearing
System. No Indirect

Holder will have

any rights, or

be owed any

obligations by the

Issuer, under
the Notes.
" Interest Payment Date
" has

the meaning assigned

to such term

in subclause (a)(ii) of Condition

5
( Interest ).
" Interest Period
" means each

period beginning on

(and including) an Interest

Payment Date (or,
in the

case of

the first

Interest Period,

the Issue

Date) and ending

on (but excluding)

the next

Interest
Payment Date.
" Interest Rate
" means the Fixed Interest Rate and/or Reset Interest Rate, as the case may be.

" Issue Date " means 13 November 2023.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations
" means (i)

all classes of share

capital and participation

securities (if any) of
the Issuer

and (ii)

all other

obligations of

the Issuer

that rank,

or are

expressed to

rank, junior

to
claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 4.745 per cent. per annum.
"
Minimum Conversion Capital Availability

Amount
" has the meaning given to it in clause (f)
of Condition 7 (
Trigger Event and Viability

Event
).
" National Regulations
" means, at

any time,

(i) the Swiss

national banking

and capital

adequacy
laws,

and

(ii)

the

capital

adequacy

regulations

promulgated

by

the

Swiss

Federal

Council
( Bundesrat
) or

FINMA and

the interpretation

thereof by

FINMA or

any

other

competent Swiss
authority, in

the case of each of clauses (i) and (ii), directly applicable to

UBS Group AG (and/or,
if different, the Group Holding Company) and/or the Group at such time.

10272857175-v14 72 70-41061831
"
New

Conversion

Condition
"

has

the

meaning

assigned

to

such

term

in

subclause

(e)(v)

of
Condition 9 ( Conversion ).
"
New

Conversion

Condition

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (e)(v) of Condition 9 ( Conversion ).
" New Conversion Price
" has the meaning assigned

to such term in subclause (e)(v) of

Condition
9 ( Conversion ).
"
New

Residence
"

has

the

meaning

assigned

to

such

term

in

subclause

(a)(v)

of

Condition

16
( Issuer Substitution ).
"
New

York

Business

Day
"

means

a

day

(other

than

a

Saturday

or

a

Sunday)

on

which
commercial banks and foreign exchange markets settle payments generally in New York

City.
" Newco " has the meaning assigned to such term in the definition of the term "Reorganisation".
" Non-Qualifying Relevant Event " has the meaning assigned to such term in subclause (e)(v) of
Condition 9 ( Conversion ).
" Notes
" means

the USD

1,750,000,000 9.250

per cent.

Tier 1

Capital Notes

issued by

the Issuer
on

the Issue Date.
" OECD
" means the Organisation for Economic Co-operation

and Development.
"
Offer

Settlement

Period
"

has

the

meaning

given

to

it

in

clause

(h)

of

Condition

9
( Conversion ).
"
Ordinary Publication

Date
" means each Business Day

on which Quarterly

Financial Accounts
are published.
"
Ordinary

Shares
"

means

the

registered

ordinary

shares

of

UBS

Group

AG,

which

as

of

the
Issue Date

have a

par value

of USD

0.10 each.

The Ordinary

Shares deliverable

on Conversion
will be newly issued from the capital

range (
Kapitalband ), conditional capital ( bedingtes Kapital )
and/or

Conversion

Capital

of

UBS

Group

AG,

and

rank
pari

passu
with

all

other

registered
ordinary shares

of UBS

Group AG

for any

and all

distributions payable

on them

on or

after the
relevant Share Creation Date.
"
Ordinary Trigger

Event Notice

Date
"
has the meaning assigned

to such term

in subclause (b)(i)

of
Condition 7 (
Trigger Event and

Viability Event
).
" Other Tier 1 Contingent Convertible Capital Note " has the meaning given to it in clause (f)
of Condition 7 (
Trigger Event and Viability

Event
).
"
Parity

Obligations
"

means

(i)

all

obligations

of

the

Issuer

in

respect

of

Tier

1

Instruments
(excluding any

such obligations that

rank, or are

expressed to rank,

junior to claims

in respect of
the Notes), and

(ii) any other

securities or obligations (including, without limitation,

any guarantee,
credit support

agreement or similar

undertaking) of the

Issuer that rank,

or are expressed

to rank,
pari passu with claims in respect of the Notes and/or any Parity Obligation.
"
Paying

Agent
"

has

the

meaning

assigned

to

such

term

in

subclause

(c)(i)

of

Condition

10
( Payments; Agents ).
" Payment Business Day
" means a day (other than a Saturday or a Sunday) on which

commercial
banks

and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business
(including, without limitation, dealing

in foreign exchange and foreign currency

deposits) in New
York

City.
" Permitted Transactions " means:
(a)
repurchases,

redemptions

or

other

acquisitions

of

any

Ordinary

Shares

in

connection
with

(x)

any

employment

contract, benefit

plan

or

similar arrangement

with,

or for

the
benefit any employees, officers, directors or consultants

of any member of the Group, (y)
a dividend reinvestment or shareholder share purchase plan or (z) the issuance of any

10272857175-v14 73 70-41061831
Ordinary

Shares

(or

securities

convertible

into,

or

exercisable

for,

Ordinary

Shares)

as
consideration for an acquisition consummated by any member of the Group;
(b)
market-making in Ordinary Shares as part of the securities business of any member of the
Group;
(c)
purchases

of

fractional

interests

in

any

Ordinary

Shares

pursuant

to

the

conversion

or
exchange provisions

of (x)

such Ordinary

Shares or

(y) any

security convertible

into, or
exercisable for, Ordinary Shares;
(d)
redemptions or repurchases

of Ordinary Shares pursuant

to any shareholders' rights

plan;
and
(e)
distributions in

cash or

in kind

on, or

repurchases, redemptions

or other

acquisitions of,
any Ordinary Shares as a part

of any solvent reorganisation, reconstruction, amalgamation
or merger

of any member

of the Group,

so long as

such member (or

the successor entity
resulting from such reorganisation, reconstruction,

amalgamation or merger) continues to
be a member of the Group.
" Person
" means

any

individual, corporation,

bank, partnership,

joint venture,

association, joint

-
stock company, limited liability company, trust, unincorporated organisation or government or any agency or political subdivision thereof.
"
Presentation

Currency
"

means

(i)

with

respect

to

any

Quarterly

Financial

Accounts,

the
presentation currency of such Quarterly Financial Accounts, and (ii) with respect to any Reviewed
Interim Measurement, the

Presentation Currency of

the Quarterly Financial

Accounts that will be
prepared for

the relevant financial

quarterly or annual

period in which

the relevant Extraordinary
Publication Date falls.
"
Prevailing

Rate
"

means,

in

respect

of

any

currencies

on

any

day,

the

spot

rate

of

exchange
between the

relevant currencies

prevailing as

at or

about 12

noon (New

York

City time)

on that
date as appearing on

or derived from

the Relevant Page or,

if such a rate

cannot be determined at
such time,

the rate

prevailing as

at or

about 12

noon (New

York

City time)

on the

immediately
preceding day

on which

such rate

can be

so determined

or,

if such

rate cannot

be so

determined
by reference

to the

Relevant Page,

the rate

determined

in such

other manner

as an

Independent
Adviser determines to be appropriate.
" Protective Measures " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
" Public Sector
" means

the government

of, or

a governmental

agency or

the central

bank in,

the
country of incorporation of the Group Holding Company.
" Publication Date
" means an Ordinary Publication Date or an Extraordinary

Publication Date, as
the case may be.
" Qualifying Relevant Event " has the meaning assigned to such term in subclause (e)(v) of
Condition 9 ( Conversion ).
"
Quarterly

Financial

Accounts
"

means

(i)

the

financial

statements

of

the

Group

(including,
without

limitation,

the

notes

thereto)

in

respect

of

a

financial

quarter

published

by

the

Group
Holding Company, which have been reviewed by

the Auditor in accordance with the International
Standards on Auditing; provided, however , that, if the financial statements of the Group in respect of

the

last quarter

of

any

year

are

not

so

reviewed,

the

term "Quarterly

Financial

Accounts"

in
respect of such quarter

will mean instead the annual

financial statements of the Group

(including,
without

limitation,

the

notes

thereto)

in

respect

of

such

year,

which

have

been

audited

by

the
Auditor in accordance with the

International Standards on Auditing and

are published in the

annual
report of

the Group

Holding Company

for such

year, or

(ii) in

the event

that the

Group does

not
publish

quarterly

financial

statements

as

described

in

clause

(i)

of

this

definition,

the

financial
disclosures published by the

Group pursuant to and

in compliance with FINMA Circular

2016/01
"Capital

Adequacy

Disclosures

Banks",

as

amended

from

time

to

time,

or

pursuant

to

and

in
compliance with any successor circular or regulation applicable to the Group

Holding Company,

10272857175-v14 74 70-41061831
provided
that such

financial

disclosures are

published

for each

financial quarter

and the

interim
earnings

included

in

such

disclosures

have

been

reviewed

by

the

Auditor

in

accordance

with
International Standards on Auditing.
" QIB
"

has

the

meaning

assigned

to

such

term

in

subclause

(b)(i)

of

Condition

2

(
Amount,
Denomination and Form ).
"
Recognised

Stock

Exchange
"

means

an

EEA

Regulated

Market,

a

regulated,

regularly
operating, recognised

stock exchange

in Switzerland

or any

other regulated,

regularly operating,
recognised stock exchange or securities market in an OECD member state.
" Record Date
" means,

with respect

to any

Scheduled Due

Date, the

last Relevant

Banking Day
immediately preceding such Scheduled Due Date.
"
Redemption

Date
"

has

the

meaning

assigned

to

such

term

in

subclause

(e)(i)

of

Condition

6
( Redemption and Purchase ).
"
Redemption

Notice
" has

the meaning

assigned to

such term

in subclause

(e)(i) of

Condition 6
( Redemption and Purchase ).
" Reference Period " has the meaning assigned to such term in the definition of the term "Current
Market Price".
" Register
" means the register that the Issuer will procure to

be kept by the Registrar in accordance
with the provisions of the Fiscal Agency Agreement.
" Registrar
" means

Deutsche Bank

Trust

Company

Americas, in

its capacity

as registrar

for the
Notes, and includes

any successor registrar

for the Notes

appointed in accordance

with the Fiscal
Agency Agreement.
"
Regulation S

Global Certificate
" has

the meaning assigned

to such

term in subclause

(b)(i) of
Condition 2 ( Amount, Denomination and Form ).
"
Regulatory

Event
" has

the meaning

assigned

to such

term in

subclause

(d)(ii) of

Condition

6
( Redemption and Purchase ).
" Relevant Accounts
" means, in respect of any Interest Payment Date, the

most recently published
audited

unconsolidated

annual

financial

statements

of

UBS

Group

AG

prepared

in

accordance
with the Swiss Code.
" Relevant Banking Day " means a day other than a Saturday or Sunday, on which banks are open for business in the place of the Specified Office of the Registrar and the Fiscal Agent.
"
Relevant Clearing

System
" has the meaning

assigned to such term

in the definition of

the term
"Indirect Holder".
" Relevant Currency " means USD.
"
Relevant

Date
" means,

with respect

to any

payment,

(i) the

date on

which

such payment

first
becomes due under the Notes (the " Scheduled Due Date "), or (ii) if the full amount of the money payable on

the Scheduled

Due Date

has not

been received

by the

Fiscal Agent

on or

before the
Scheduled Due

Date, the date

on which

the full amount

of the

money due

on the Scheduled

Due
Date has been received by the Fiscal Agent.
" Relevant Event " has the meaning assigned to such term in subclause (e)(v) of Condition 9
( Conversion ).
" Relevant Page
" means the page on Bloomberg or such other information service provider that
displays the relevant information.
" Relevant Shares " has the meaning assigned to such term in subclause (e)(v) of Condition 9
( Conversion ).

10272857175-v14 75 70-41061831
"
Relevant Stock

Exchange
" means the

New York

Stock Exchange or,

if at the relevant

time the
Ordinary

Shares

are

not

at

that

time

listed

and

admitted

to

trading

on

the

New

York

Stock
Exchange,

the

principal

stock

exchange

or

securities

market

on

which

the

Ordinary

Shares

are
then listed, admitted to trading or quoted or accepted for dealing (if any).
" Reorganisation
"

means

proceedings

that

effect

the

interposition

of

a

corporation

or

other
limited

liability

company

("
Newco
")

between

the

Shareholders

immediately

prior

to

such
proceedings (the

"
Existing Shareholders
") and

UBS Group

AG,
provided
that (i)

only ordinary
shares or units

or equivalent

of Newco or

depositary or

other receipts or

certificates representing
ordinary

shares

or

units

or

equivalent

of

Newco

are

issued

to

Existing

Shareholders,

(ii)
immediately

after

completion

of

such

proceedings

the

only

holders

of

ordinary

shares,

units

or
equivalent

of

Newco

or

the

only

holders

of

depositary

or

other

receipts

or

certificates
representing

ordinary

shares

or

units

or

equivalent

of

Newco,

as

the

case

may

be,

are

Existing
Shareholders

holding

in

the

same

proportions

as

immediately

prior

to

completion

of

such
proceedings,

(iii)

immediately

after

completion

of such

proceedings,

Newco

is (or

one

or more
wholly-owned

subsidiaries

of

Newco

are)

the

only

shareholder

of

UBS

Group

AG,

(iv)

all
subsidiaries

of

UBS

Group

AG

immediately

prior

to

such

proceedings

(other

than

Newco,

if
Newco is then a subsidiary of UBS

Group AG) are subsidiaries of

UBS Group AG (or of Newco)
immediately after

completion of

such proceedings,

and (v) immediately

after completion of

such
proceedings, UBS Group AG

(or Newco) holds, directly

or indirectly,

the same percentage of

the
ordinary

share capital

and

equity share

capital of

those subsidiaries

as was

held

by UBS

Group
AG immediately prior to such proceedings.
"
Reset

Date
"

means

the

First

Call

Date

and

each

day

that

falls

on

the

fifth

anniversary

of

the
immediately preceding Reset Date.
"
Reset Determination

Date
" means, in

relation to any

Reset Interest Period,

the day falling

two
Business Days prior to the Reset Date on which such Reset Interest Period commences.
"
Reset

Interest

Amount
"

has

the

meaning

assigned

to

such

term

in

clause

(b)

of

Condition

5
( Interest ).
"
Reset Interest

Period
" means

each period

from (and

including) any

Reset Date

and ending

on
(but excluding) the next Reset Date.
"
Reset Interest

Rate
" means, in relation

to any Reset Interest Period,

the sum of the

Margin and
the Treasury Yield

in relation to such Reset Interest Period.
" Restructuring Proceedings " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
"
Reviewed

Interim

Measurement
"

means

an

interim

measurement

of

the

CET1

Ratio,

with
respect

to

which

the

Auditor

has

performed

procedures

in

accordance

with

the

International
Standard on

Related Services

(and relevant

Swiss standards

and practices)

applicable to

agreed-
upon procedures engagements.
" Rule 144A
" has

the meaning assigned

to such

term in subclause

(b)(i) of

Condition 2

(
Amount,
Denomination and Form ).
"
Rule

144A

Global

Certificate
"

has

the

meaning

assigned

to

such

term

in

subclause

(b)(i)

of
Condition 2 ( Amount, Denomination and Form ).
"
Scheduled

Due

Date
"

has

the

meaning

assigned

to

such

term

in

the

definition

of

the

term
"Relevant Date".
" Securities
" means any shares in

the capital of UBS Group AG,

or any options, warrants or other
rights to

subscribe for

or purchase

or acquire

shares in

the capital

of UBS

Group AG,

excluding
all Other Tier 1 Contingent Convertible

Capital Notes (and each a "
Security ").
"
Senior

Obligations
"

means

all

obligations

of

the

Issuer

that

are

unsubordinated

or

that

are
subordinated

and

do

not

constitute

either

Junior

Obligations

or

Parity

Obligations.

10272857175-v14 76 70-41061831
"
Settlement Agency

Agreement
" means the Settlement Agency

Agreement dated as of the Issue
Date,

between

the

Issuer

and

the

Settlement

Agent,

as

amended,

supplemented

or

otherwise
modified from time to time.
"
Settlement

Agent
"

means

UBS

AG,

in

its

capacity

as

settlement

agent

for

the

Notes,

and
includes any

successor settlement

agent for

the Notes

appointed in

accordance with

these Terms
and Conditions.
" Settlement Date " means:
(a)
with respect to any Note in

relation to which a valid Settlement

Shares Settlement Notice
is received

by the

Settlement Share

Depository (or

any of

its agents

designated for

such
purpose

in the

Trigger

Event Conversion

Notice or

Viability

Event

Conversion

Notice,
as applicable) on or before the Settlement Notice Cut-off Date,
(i)
if the Trigger

Event Conversion Notice

specified that the

Issuer will not

appoint
a Settlement

Shares Offer

Agent to

conduct a

Settlement Shares

Offer

or if

the
Issuer

gave

a

Viability

Event Conversion

Notice,

the date

that

is two

Business
Days

after

the

date

on which

the

relevant

Settlement

Shares Settlement

Notice
has been so received by the Settlement Share Depository (or such agent); or
(ii)
if

the

Trigger

Event

Conversion

Notice

specified

that

the

Issuer

will appoint

a
Settlement

Shares

Offer

Agent

to

conduct

a

Settlement

Shares

Offer,

the

date
that

is

two

Business

Days

after

the

later

of

(x)

the

date

on

which

the

Offer
Settlement Period expires or

is terminated and (y) the

date on which the relevant
Settlement

Shares

Settlement

Notice

has

been

so

received

by

the

Settlement
Share Depository (or such agent); and
(b)
with respect to any Note in

relation to which a valid Settlement

Shares Settlement Notice
is not

received

by

the Settlement

Share

Depository

(or

any of

its agents

designated

for
such

purpose

in

the

Trigger

Event

Conversion

Notice

or

Viability

Event

Conversion
Notice, as applicable) on or before

the Settlement Notice Cut-off Date,

the date on which
the

Settlement

Share

Depository

delivers

the

relevant

Ordinary

Shares

and/or

cash
proceeds of the Settlement

Shares Offer,

as applicable, to which

the Holder of such

Note
is entitled pursuant to Condition 9 ( Conversion ) to such Holder.
"
Settlement

Notice

Cut-off

Date
"

means

the

date

specified

as

such

in

the

Trigger

Event
Conversion Notice or the Viability

Event Conversion Notice, as applicable, which date

shall be at
least 20 Business Days following the applicable Suspension Date.
"
Settlement

Share

Depository
"

means

a

reputable

independent

financial

institution,

clearing
institution, trust

company or

similar entity,

to be

appointed by

the Issuer

on or

prior to

any date
when

a

function

ascribed

to

the

Settlement

Share

Depository

in

these

Terms

and

Conditions

is
required

to

be

performed

to

perform

such

functions,

who

will

hold

Ordinary

Shares

in

a
designated

trust

account

for

the

benefit

of

the

Holders

and

otherwise

on

terms

consistent

with
these Terms and

Conditions.
" Settlement Shares Offer " has the meaning given to it in clause (h) of Condition 9
( Conversion ).
" Settlement Shares Offer Agent " has the meaning given to it in clause (h) of Condition 9
( Conversion ).
" Settlement Shares Settlement Notice " has the meaning given to it in clause (j) of Condition 9
( Conversion ).
"
Share

Creation

Date
"

means,

in

relation

to

Ordinary

Shares

to

be

issued

and

delivered

on
Conversion,

the

date

falling

after

the

relevant

Trigger

Event

Conversion

Notice

or

Viability
Event Conversion

Notice, as

the case

may be,

and on

or prior

to the

applicable Conversion

Date
on which as a matter of Swiss law the relevant Ordinary Shares are paid up.
" Shareholders " means the holders of Ordinary Shares.

10272857175-v14 77 70-41061831
" SIX SIS " means SIX SIS Ltd and any successor thereto.
"
Specified

Office
" means

(i) in

the case

of Deutsche

Bank Trust

Company

Americas,

as Fiscal
Agent, Paying

Agent and

Registrar,

Trust

and Agency

Services, 1

Columbus Circle,

17th Floor,
Mail Stop: NYC01-1710, New York,

NY 10019, USA, Attn: Corporates Team,

UBS Group AG,
(ii)

in

the

case

of

UBS

AG,

as

Swiss

Paying

Agent,

Calculation

Agent

and

Settlement

Agent,
Bahnhofstrasse 45,

8001 Zurich,

Switzerland, (iii)

in the

case of

any other

Agent, such

office as
is

notified

by

the

Issuer

to

the

Holders

in

accordance

with

Condition

15

(
Notices
)

as

soon

as
practicable

after

the

appointment

of

such

Agent,

and

(iv)

in

the

case

of

the

Settlement

Share
Depository,

the office

designated

as such

in the

applicable Trigger

Event

Conversion

Notice or
Viability Event Conversion

Notice, as the case may be, or, in the case of each of clauses

(i), (ii),
(iii)

and

(iv),

such

other

office

as

the

relevant

Agent

or

Settlement

Share

Depository

may
designate from

time to time

by providing notice

to the Issuer

and the Holders

in accordance with
Condition 15 ( Notices ).
" Substitute Issuer
" has

the meaning

assigned to

such term in

clause (a)

of Condition

16 (
Issuer
Substitution ).
"
Substitution

Documents
"

has

the

meaning

assigned

to

such

term

in

subclause

(a)(iv)

of
Condition 16 ( Issuer Substitution ).
"
Substitution

or

Amendment

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (b)(iii) of Condition 14 ( Meeting of Holders; Substitution and Amendment ).
"
Suspension

Date
"

means

the

date

specified

in

the

Trigger

Event

Conversion

Notice

or

the
Viability Event Conversion

Notice, as applicable, as the date on which the Depositary

is expected
to suspend

all clearance

and settlement

of transactions

in the

Notes in

accordance with

its rules
and procedures,

which date

is expected

to be,

if such

Trigger Event

Conversion Notice

specifies
that the Issuer will appoint a Settlement Shares Offer Agent to conduct a Settlement Shares Offer,
as

proximate

to

the

expiration

or

termination

of

the

Offer

Settlement

Period

as

is

reasonably
practicable

in

accordance

with

the

rules

and

procedures

of

the

Depositary;
provided , however ,
that,

for

purposes

of

clause

(j)

of

Condition

9

(
Conversion
)

only,

if

the

date

on

which

the
Depositary actually suspends

such clearance and

settlement is different

from the date

specified in
the

Trigger

Event

Conversion

Notice

or

the

Viability

Event

Conversion

Notice,

as

applicable,
then

"Suspension

Date"

will

mean

the

date

on

which

the

Depositary

actually

suspends

such
clearance and settlement.
"
Swiss

Code
" means

the Swiss

Code of

Obligations of

30 March

1911,

as amended

from time

to
time.
"
Swiss Paying

Agent
" has the meaning

assigned to such term

in subclause (c)(i) of

Condition 10
( Payments; Agents ).
"
Swiss

Resolution

Power
"

means

any

statutory

power

of

FINMA

that

it

may

exercise

during
Restructuring

Proceedings

as set

forth in

article 28

et seqq.

of the

FBA or

in any

implementing
ordinance or

successor Swiss

law or

regulation

or analogous

Swiss law

or regulation

applicable
to bank

holding companies

incorporated under

the laws

of Switzerland

such as

UBS Group

AG,
including,

without

limitation,

the

power

to

(i)

transfer

the

assets

of

the

entity

subject

to

such
Restructuring

Proceedings,

or portions

thereof,

together

with

such

entity's debt,

other

liabilities
and

contracts,

or

portions

thereof,

to

another

entity,

(ii)

stay

(for

a

maximum

of

two

business
days) the termination

of, or the exercise

of (w) rights

to terminate, (x)

netting rights, (y)

rights to
enforce

or

dispose

of

certain

types

of

collateral

or

(z)

rights

to

transfer

claims,

liabilities

or
certain collateral under,

contracts to which the entity

subject to such Restructuring

Proceedings is
a party,
(iii) partially or fully

convert the debt of

the entity subject to such

Restructuring Proceedings into
equity,

and/or

(iv)

partially

or

fully

write-down

the

obligations

of

the

entity

subject

to

such
Restructuring Proceedings.
"
Tax

Event
"

has

the

meaning

assigned

to

such

term

in

subclause

(c)(ii)

of

Condition

6
( Redemption and Purchase ).
" Tax Jurisdiction " means Switzerland.

10272857175-v14 78 70-41061831
" Taxes
" has the meaning assigned to such term in clause (a) of Condition 11

(
Taxation
).

" Threshold Ratio " means 7 per cent.
"
Tier

1

Capital
" means

Additional

Tier 1

Capital

or any

item that

qualifies

as common

equity
tier 1 capital pursuant to National Regulations.
"
Tier

1

Instruments
"

means

any

and

all

(i)

securities

or

other

obligations

(other

than

Tier

1
Shares)

issued

by

UBS

Group

AG

or

(ii)

shares,

securities,

participation

securities

or

other
obligations

(other than

Tier

1 Shares)

issued by

a subsidiary

of UBS

Group AG

and having

the
benefit of

a guarantee,

credit support

agreement or

similar undertaking

of UBS

Group AG,

each
of

which

shares,

securities,

participation

securities

or

other

obligations

described

in

clauses

(i)
and
(ii) of this definition

qualify,

or are issued

in respect of

a security that

qualifies, as Tier

1 Capital
of the

Group and/or

UBS Group

AG (without

regard to

quantitative limits

on such

capital) on

a
consolidated ( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Tier

1

Shares
"

means all

classes of share

capital and

participation certificates

(if any) of UBS
Group AG

or any

subsidiary of

UBS Group

AG that

qualify as

common

equity tier

1 capital

of
the Group

and/or UBS

Group AG

under National

Regulations on

a consolidated

(
Finanzgruppe )
or on an unconsolidated ( Einzelinstitut ) basis.
" Treasury Yield " means, in relation to any Reset Interest Period,
(a)
the rate

per annum

equal to

the semi-annual

equivalent yield

to maturity,

that represents
the average

of such

yield to

maturity for

the five

consecutive New

York

Business Days
ending

on

and

including

the

applicable

Reset

Determination

Date,

for

a

five-year
maturity,

appearing under

the caption

"Treasury

constant maturities"

in the

most recent
H.15; or
(b)
if

the

Treasury

Yield

for

such

Interest

Reset

Period

cannot

be

determined

pursuant

to
clause (a) above, the rate per annum equal to the semi-annual equivalent yield to maturity determined

by interpolation

between the

most recent

average of

such yield

to maturity,
such average

to be determined

for the five

consecutive New York

Business Days ending
on and including the

applicable Reset Determination Date,

for two series of US

Treasury
securities trading in

the public securities market,

(i) one maturing

as close as possible

to,
but earlier

than, the

first Reset

Date following

the next

succeeding Reset

Determination
Date, and (ii) the other maturing as close as possible to, but later than, the first Reset Date following the next succeeding Reset Determination Date; or
(c)
if

the

Treasury

Yield

for

such

Interest

Reset

Period

cannot

be

determined

pursuant

to
clause (b) above, the rate per annum equal to the semi-annual equivalent yield to maturity for

a

five-year

maturity

for

the

last

available

date

preceding

the

applicable

Reset
Determination

Date,

appearing

under

the

caption

"Treasury

constant

maturities"

in

the
H.15 that

has been

most recently

published

prior to

the applicable

Reset Determination
Date,
in each case, as determined by the Calculation Agent on the applicable Reset Determination Date.
For purposes

of this definition,

(i) "
H.15
" means the

statistical release designated

as such, or

any
successor publication,

published by the

Board of Governors

of the United

States Federal Reserve
System (or

any successor

publication that

is published

by the

Board of

Governors of

the United
States

Federal

Reserve

System

and

that

establishes

yields

on

actively

traded

US

Treasury
securities adjusted

to constant

maturity

under the

caption "Treasury

constant maturities"

for

the
maturity

of

five

years),

and

(ii)

"
most

recent

H.15
"

means,

in

respect

of

any

Reset

Interest
Period,

the

H.15

published

closest

in

time

but

prior

to

the

close

of

business

on

the

second
Business

Day

prior

to

the

applicable

Reset

Date.

For

purposes

of

clause

(b)

of

this

definition
only,

"
semi-annual

equivalent

yield

to

maturity
"

means,

for

securities

with

two

interest
payments

per

year,

the

annualised

yield

to

maturity

of

such

interest

payments,

such

annualised
yield to be calculated in accordance with standard market practice.
"
Trigger

Breach

Determination

Date
"

has

the

meaning

assigned

to

such

term

in

subclause
(b)(i) of Condition 7 (
Trigger Event and Viability

Event
).

10272857175-v14 79 70-41061831
"
Trigger

CET1 Ratio
" means, as of any Publication Date, (i)

the sum of (x) the CET1 Capital as
of the relevant Balance

Sheet Date and

(y) the Higher-Trigger Amount as of

such Publication Date,
divided by (ii)

the BIS Risk Weighted

Assets as of the

relevant Balance Sheet

Date, expressed as
a percentage.
"
Trigger

Event
"

has

the

meaning

assigned

to

such

term

in

subclause

(a)(ii)

of

Condition

7
(
Trigger Event and Viability

Event
).
"
Trigger Event Conversion

Date
" has the meaning assigned to such term in subclause (b)(i) of
Condition 7 (
Trigger Event and Viability

Event
).
"
Trigger

Event

Conversion

Notice
"

means

a

Trigger

Event

Notice

given

on

or

after

the
occurrence of a Conversion Capital Availability

Event.
"
Trigger

Event Notice
" has the meaning assigned to such term in subclause (b)(i) of

Condition 7
(
Trigger Event and Viability

Event
).
"
Trigger

Event Notice Date
" means an Ordinary Trigger

Event Notice Date or an

Extraordinary
Trigger Event Notice Date, as the case may be.
"
Trigger

Event Write-down

Date
" has the meaning

assigned to such term

in subclause (b)(i) of
Condition 7 (
Trigger Event and Viability

Event
).
"
Trigger

Event

Write-down

Notice
"

means

a

Trigger

Event

Notice

given

prior

to

the
occurrence of a Conversion Capital Availability

Event.
" US " or " United States
" means the

United States of

America (including

the States and the

District
of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
"
US

Exchange

Act
" means

the US

Securities Exchange

Act of

1934,

as amended

from time

to
time.
"
US Investment

Company

Act
" means

the US

Investment Company

Act of

1940, as

amended
from time to time.
" US Securities Act " means the US Securities Act of 1933, as amended from time to time.
"
US Transfer

Agent
" means

Computershare Trust

Company,

N.A., in

its capacity

as US

transfer
agent

for

the

Ordinary

Shares,

and

includes

any

successor

US

transfer

agent

for

the

Ordinary
Shares that may be appointed by UBS Group AG from time to time.
" USD " means United States dollars.
"
Viability

Event
"

has

the

meaning

assigned

to

such

term

in

subclause

(c)(ii)

of

Condition

7
(
Trigger Event and Viability

Event
).
"
Viability

Event

Conversion

Date
" has

the meaning

assigned to

such term

in subclause

(c)(i) of
Condition 7 (
Trigger Event and Viability

Event
).
"
Viability

Event

Conversion

Notice
"

means

a

Viability

Event

Notice

in

respect

of

which

the
Viability

Event

has

occurred

on

or

after

the

occurrence

of

a

Conversion

Capital

Availability
Event.
"
Viability

Event Notice
" has the meaning

assigned to such

term in subclause

(c)(i) of Condition
7 (
Trigger Event and Viability

Event
).
"
Viability Event

Write-down Date
" has the meaning assigned to such term in subclause (c)(i) of
Condition 7 (
Trigger Event and Viability

Event
).
Viability

Event

Write-down

Notice
"

means

a

Viability

Event

Notice

in

respect

of

which

the
Viability Event has occurred

prior to the occurrence of a Conversion Capital Availability

Event.
"
Volume

Weighted

Average

Price
" means,

in respect

of an

Ordinary

Share or

other Security

on
any dealing day, the order

book volume-weighted average price (rounded to the same number of

10272857175-v14 80 70-41061831
decimal places

as the

initial Conversion

Price) of

an Ordinary

Share or

such other

Security,

as the
case may

be, published

on or

by or

derived from

(i) in

the case

of an

Ordinary Share,

the relevant
Bloomberg

page,

or

(ii)

in

the case

of

a

Security

other

than

Ordinary

Shares,

the

principal

stock
exchange or securities

market on which such

Security is then listed

or quoted or dealt

in, if any,

or,
in the

case of

each of

clauses (i)

and (ii),

such other

source as

an Independent

Adviser determines
to be

appropriate,

on such

dealing day,
provided
that if

on any

such dealing

day such

price is

not
available

or

cannot

otherwise

be

determined

as

provided

above,

the

Volume

Weighted

Average
Price of

an Ordinary

Share or

such other

Security,

as the

case may

be, in

respect of

such dealing
day

shall be

(i) the

Volume

Weighted

Average

Price, determined

as provided

above, on

the most
recently preceding

dealing day on

which the same

can be so

determined, or (ii)

determined in such
other manner as an Independent Adviser determines to be appropriate.
"
Write-down

Date
" means,

with respect

to any

Contingent Write

-down, the

Trigger

Event Write-
down Date or Viability Event Write

-down Date, as applicable.
2.
AMOUNT, DENOMINATION

AND FORM
(a)
Amount and denomination
The

initial

aggregate

principal

amount

of

the

Notes

will

be

USD

1,750,000,000.

The
Notes will be issued to Holders

in minimum denominations of USD

200,000 and integral
multiples

of

USD

1,000

in

excess

thereof.

The

principal

amount

of

the

Notes

may

be
written

down

in

the

circumstances

and

in

the

manner

described

in

Condition

8
(
Contingent

Write-down
).

The

Notes

may

be

held

and

transferred

only

in

minimum
denominations of USD 200,000 and integral multiples of USD 1,000 in excess thereof.
(b)
Global Certificates
(i)
Notes

that

are

initially

sold

in

the

United

States

to

"qualified

institutional
buyers"

(each,

a

"
QIB
")

within

the

meaning

of

Rule

144A

under

the

US
Securities Act (" Rule 144A ") are initially represented by one or more permanent registered global certificates

(each, a "
Rule 144A

Global Certificate
"), without
interest

coupons,

deposited

with

the

Fiscal

Agent

as

custodian

for,

and
registered

in

the

name

of

Cede

&

Co.

as

nominee

for,

DTC.

Notes

that

are
initially sold

in an "offshore

transaction" within

the meaning

of Regulation

S of
the

US

Securities

Act

are

initially

represented

by

one

or

more

permanent
registered

global

certificates

(each,

a

"
Regulation

S

Global

Certificate
"),
without interest

coupons, deposited

with the

Fiscal Agent

as custodian

for,

and
registered in

the name

of Cede

& Co.

as nominee

for, DTC,
provided that upon
such

Regulation

S

Global

Certificate's

deposit,

all

beneficial

interests

in

the
Notes

represented

thereby

are

maintained

at

or

through

Euroclear

and/or
Clearstream,

Luxembourg

until

expiration

of

the

Distribution

Compliance
Period. The

form of Regulation

S Global Certificate

and the form

of Rule 144A
Global

Certificate

are

set

out

in

the

Fiscal

Agency

Agreement,

which

will

be
made

available

by the

Registrar

to

any

Holder

or Indirect

Holder

upon

written
request.
(ii)
The aggregate

principal amount

of the

Notes represented

by each

of the

Global
Certificates

may

from

time

to

time

be

increased

or

decreased

by

adjustments
made on

the records

of the Registrar.

Each Global

Certificate shall

have affixed
a

schedule

for

the

purpose

of

recording

adjustments

in

the

aggregate

principal
amount thereof; provided , however
, that,

in the

event of

a discrepancy

between
the principal

amounts recorded

on such

schedule and

the amounts

listed on

the
records

of

the

Registrar,

the

principal

amounts

listed

on

the

records

of

the
Registrar will

control. Any

beneficial interest

of an

Indirect Holder

in any

Note
represented by

one of the

Global Certificates that

is transferred

to a Person

who
takes

delivery

in

the

form

of

a

beneficial

interest

in

such

Note

represented

by
another Global Certificate

will, upon transfer,

cease to be a

beneficial interest in
such first Global

Certificate and become

a beneficial interest

in the other

Global
Certificate and,

accordingly, will

thereafter be subject

to all transfer

restrictions,
if

any,

and

other

procedures

applicable

to

beneficial

interests

in

such

other
Global Certificate for as long as it retains such an interest.

10272857175-v14 81 70-41061831
(iii)
So

long

as

the

Notes

are

represented

by

one

or

more

Global

Certificates
deposited

with, or

with a

custodian for,

the Depositary,

the Holder

of a

Global
Certificate

may

grant

proxies

and

otherwise

authorise

any

Person,

including,
without limitation,

participants of

a Relevant

Clearing System

and Persons

that
may hold

interests through

such participants,

to take

any action

that the

Holder
is

entitled

to

take

under

these

Terms

and

Conditions

or

the

Notes

(including,
without limitation,

delivery of

a Settlement

Shares Settlement

Notice following
a Conversion

Event in

accordance with

clause (j)

of Condition

9 (
Conversion )),
and nothing in

these Terms

and Conditions will

prevent the Issuer

or the Agents
or

the

Settlement

Share

Depository

(if

any)

or

any

of

their

respective

agents
from

giving

effect

to

any

such proxies

or other

authorisations

furnished

by

the
Holder

of

a Global

Certificate

for

purposes of

this subclause

(b)(iii).

Although
the

Holders

are

the

only

Persons

entitled

to

participate

in,

and

vote

at,

any
meeting of Holders,

so long as the

Notes are represented

by one or

more Global
Certificates

deposited

with,

or with

a custodian

for,

the Depositary,

the Holder
of

a

Global

Certificate

shall

(A)

obtain

instructions

from

the

relevant

Indirect
Holders

in

respect

of

any

meeting

of

Holders,

(B)

vote

at

such

meeting

in
respect of

each Note

represented by

such Global

Certificate in

accordance with
the instructions

received from

the relevant

Indirect Holder

and (C)

abstain from
representing

any

Note

represented

by

such

Global

Certificate

at

a

meeting

of
Holders

for

which

it

has

not

received

an

instruction

from

the

relevant

Indirect
Holder.

Only

the

Notes

represented

by

such

Global

Certificate

for

which

the
Holder

received

an

instruction

by

the relevant

Indirect

Holder

to

take

part at

a
meeting of Holders will be deemed to be present or represented at such meeting.
(c)
Definitive Certificates
(i)
Definitive

Notes

in

registered

form

(each,

a

"
Definitive

Certificate
")

shall

be
issued, and

a Global Certificate

will be exchanged,

in whole, but

not in part,

for
Definitive Certificates, if (and only if):
(A)
the Depositary

notifies the

Issuer that

it is

no longer

willing or

able to
discharge properly its responsibilities as depositary with respect to some
or

all

of

the

Global

Certificates,

or

ceases

to

be

a

"clearing

agency"
registered under the US Exchange Act; or
(B)
at

any

time

the

Depositary

is

no

longer

eligible

to

act

as

such,

or

the
Notes
cease

for

any

reason

to

be

eligible

for

clearing

through

the
Depositary,

and

the

Issuer

is

unable

to

locate

a

qualified

successor
within 90 days

of receiving notice of such ineligibility of the Depositary
or of the Notes, as the case may be, from or on behalf of

the Depositary;
or
(C)
issuance

of

the

Definitive

Certificates

is

required

by

Swiss

or

other
applicable

laws

or

regulations

in

connection

with

the

enforcement

of
rights under the Notes; or
(D)
the Issuer provides its consent.
(ii)
If a

Global Certificate

is to

be exchanged

for Definitive

Certificates pursuant

to
subclause (i)

of this

clause (c),

the Issuer

will procure

the prompt

delivery (free
of charge)

of Definitive

Certificates to

the Fiscal

Agent, duly

executed without
interest

coupons,

registered

in

the

names

of

the

relevant

Indirect

Holders,
addresses

and

denominations

provided

in

a

written

notice

to

be

given

by

the
Depositary or the

Issuer to the Fiscal

Agent (which notice

shall be given

subject
to

the

Depositary's

procedures

and

also

specify

the

taxpayer

identification
number, if any,

of each Person in whose name

such Definitive Certificates are to
be registered). Upon written

direction of the Issuer,

the Fiscal Agent will deliver
such

Definitive

Certificates

to

the

Holders

thereof

no

later

than

five

Business
Days

after

receipt

by

the

Fiscal

Agent

of

the

written

notice

provided

by

the
Depositary

(or

the

Issuer,

as

applicable)

referred

to

above

(and

any

other
necessary

information

as

the

Fiscal

Agent

may

reasonably

request

from

the
Issuer at such

10272857175-v14 82 70-41061831
time).

The

Fiscal

Agent

shall

promptly

cancel

and

deliver

to

the

Issuer

the
surrendered

Global

Certificates. The

form

of Definitive

Certificate

that

will be
issued

in

exchange

for

a

beneficial

interest

in

a

Note

represented

by

a

Rule
144A

Global

Certificate

and

the

form

of

Definitive

Certificate

that

will

be
issued

in

exchange

for

a

beneficial

interest

in

a

Note

represented

by

a
Regulation

S

Global

Certificate

are

set

out

in

the

Fiscal

Agency

Agreement,
which will

be made

available by

the Registrar

to any

Holder or

Indirect Holder
upon written request
.
(iii)
If

Definitive

Certificates

have

been

issued

pursuant

to

this Condition

2(c),

any
Definitive Certificate

that is lost,

stolen, mutilated, defaced

or destroyed may

be
replaced, subject to applicable laws and regulations, at the

Specified Office of the
Fiscal

Agent

upon

payment

by

the

claimant

of

the

fees,

costs

and

expenses
incurred by

the Fiscal Agent

and the Issuer

in connection therewith

and on such
terms as

to evidence,

security and

indemnity (which

may provide,

among other
things,

that

if

the

Definitive

Certificate

allegedly

or

actually

lost,

stole

or
destroyed is subsequently

presented for payment there

shall be paid to

the Issuer
on

demand

the

amount

payable

by

the

Issuer

in

respect

of

such

Definitive
Certificate

subsequently

presented)

as

the

Issuer

may

require.

Mutilated

or
defaced Definitive

Certificates must

be surrendered

before replacements

will be
issued.
3.
TRANSFER
(a)
General
(i)
Subject

to

Conditions

3(b)

and

3(c),

title

to

Notes

will

pass

on

transfer

by
assignment ( Zession
) and

due registration

in the Register.

All transfers

of Notes
and

entries

on

the

Register

will

be

made

subject

to

the

provisions

concerning
transfers of Notes set forth

in the Fiscal Agency Agreement,

which will be made
available by the Registrar to any Holder or Indirect Holder upon written request.
(ii)
Transfers

of

Notes,

or

of

beneficial

interests

in

Notes

represented

by

Global
Certificates, may be

made only in

accordance with the

legend set forth

upon the
face

of

the

applicable

Global

Certificate

or

Definitive

Certificate,

and

the
Registrar will

not be

required

to accept

for

registration

of transfer

any

Note or
beneficial interests in

Notes except upon presentation

of evidence satisfactory to
the Fiscal Agent and the Registrar that such transfer is being made in compliance with such legend.
(iii)
Transfers

of

Notes

and

the

issue

of

new

Global

Certificates

or

Definitive
Certificates, as the case may be, on transfer will be effected without charge by or on

behalf

of

the

Issuer

or

the

Registrar,

but

upon

payment

of

any

tax

or

other
governmental

charges

that

may

be

imposed

in

relation

to

the

transfer

(or

the
giving of such indemnity as the Fiscal Agent or the Registrar may require) by the
Holder.
(iv)
No Holder may require the transfer of a Note to

be registered (x) if the Notes are
to be

redeemed pursuant

to Condition

6 (
Redemption and

Purchase
), during

the
period

of

15 days

ending

on (and

including)

the

relevant Redemption

Date,

or
(y) during

the period

of 15

days ending

on (and

including) the

Record Date

for
any Interest Payment Date.
No

Person

(including

any

Indirect

Holder)

other

than

the

Holder(s)

will

have
any rights, or

be owed

any obligations by

the Issuer,

under the Notes.

Payments
of principal,

interest or

any other

amount in

respect of

Notes will be

made only
to the

Person shown

on the

Register as

the registered

holder of

such Note

(i.e.,
the Holder) at close of business on the relevant Record Date.
(b)
Transfer of Notes represented

by a Global Certificate

10272857175-v14 83 70-41061831
(i)
Global Certificates may be transferred

only in whole, but not in part,

and only to
a Relevant Clearing System or any of their respective successors or nominees, in
each case

located

outside of

Switzerland,

except

as provided

below.

Beneficial
interests of Indirect

Holders in Notes

represented by

Global Certificates may

be
transferred

only

in

accordance

with

the

rules

and

procedures

of

such

Relevant
Clearing

System,

the

provisions

of

the

Fiscal

Agency

Agreement

and

this
Condition 3(b).
(ii)
A beneficial

interest in

a Note

represented by

a Regulation

S Global

Certificate
may

be

transferred

to

a

Person

who

takes

delivery

in

the

form

of

a

beneficial
interest

in

a

Note

represented

by

a

Rule

144A

Global

Certificate

during

the
Distribution Compliance Period, only if such exchange occurs in connection with
a

transfer

of

beneficial

interests

in

the

Notes

pursuant

to

Rule

144A

and

the
transferor first delivers

to the Fiscal Agent

and the Registrar a

written certificate
substantially in the form of a certificate available on request from the Registrar to
the effect that

the beneficial

interests in the

Notes are being transferred to

a Person
who the transferor reasonably believes is a

QIB within the meaning of Rule 144A
under the

US Securities

Act, purchasing

the beneficial

interests in

the Notes

for
its own account or the account

of a QIB in a transaction

meeting the requirements
of Rule

144A and

in accordance

with all

applicable securities

laws of

the states
of the United States and other jurisdictions.
(iii)
A beneficial interest

in a Note

represented by a Rule 144A

Global Certificate may
be transferred

to a Person

who takes delivery

in the form

of a beneficial

interest
in a Note

represented by

a Regulation S

Global Certificate, whether before

or after
the expiration

of the

Distribution Compliance

Period, only

if the

transferor first
delivers to the Fiscal Agent and the Registrar a written certificate substantially in the form of a

certificate available on

request from the Registrar

to the effect

that
the

transfer

is

being

conducted

in

compliance

with

Rule

903

or

Rule

904

of
Regulation S under the US Securities Act.
(iv)
Until the termination

of the Distribution

Compliance Period,

beneficial interests
in

any

Regulation

S

Global

Certificate

may

be

held

only

through

participants
acting for and on behalf of Euroclear and/or Clearstream, Luxembourg, provided that

this

subclause

(iv)

shall

not

prohibit

any

transfer

in

accordance

with
subclause (ii) of this Condition 3(b).
(c)
Transfer of Notes represented

by a Definitive Certificate
(i)
If and when

Definitive Certificates have

been issued pursuant

to Condition 2(c),
one

or more

Notes

may

be

transferred

only

in accordance

with

the

legends

set
forth

upon

the

face

of

the

relevant

Definitive

Certificate

and

only

upon

the
surrender

(at the

Specified Office

of the

Registrar) of

the Definitive

Certificate
representing

such

Notes

to

be

transferred,

together

with

the

form

of

transfer
attached to

such Definitive

Certificate (or

another form

of transfer

substantially
in

the

same form

and

containing

the same

representations

and

certifications

(if
any),

unless otherwise

agreed

by the

Issuer),

duly completed

and

executed and
any

other

evidence

as

the

Fiscal

Agent

and

the

Registrar

may

reasonably
require. A

new Definitive

Certificate shall

be issued

to the

transferee in

respect
of

the

Notes

that

are

the

subject

of

the

relevant

transfer

and,

in

the

case

of

a
transfer

of

part

only

of

a

holding

of

Notes

represented

by

one

Definitive
Certificate,

a

new

Definitive

Certificate

in

respect

of

the

balance

of

the

Notes
not transferred shall be

issued to the transferor.

In the case of a transfer

of Notes
to

a

Person

who

is

already

a Holder,

a

new

Definitive

Certificate

representing
the enlarged

holding may

be issued

but only

against surrender

of the

Definitive
Certificate representing the existing holding of such Person.
(ii)
Each new

Definitive Certificate

to be

issued pursuant

to Condition 2(c)

shall be
available for delivery

within three Relevant Banking

Days of receipt of

the form
of transfer

and surrender

of the

relevant Definitive

Certificate. Delivery

of new
Definitive Certificate(s) will be made at the Specified Office of the

Fiscal Agent

10272857175-v14 84 70-41061831
to which delivery

and surrender of such

form of transfer and

Definitive Certificate
or,

as

the

case

may

be,

surrender

of

such

Definitive

Certificate,

will

have

been
made or,

at the option

of the relevant

Holder and as

specified in

the relevant form
of transfer

or otherwise

in writing,

be mailed

by uninsured

post at

the risk

of the
Holder

entitled

to

the

new

Definitive

Certificate

to

such

address

as

may

be

so
specified, unless such

Holder requests otherwise

and pays in

advance to the

Fiscal
Agent the

costs of

such other

method of

delivery and/or

such insurance

as it

may
specify.
(d)
Rule 144A
Each

Note that

is initially

sold in

the United

States to

a QIB

will not

be registered

under
the

US

Securities

Act,

or

with

any

securities

regulatory

authority

of

any

state

or

other
jurisdiction

of

the

United

States

and

may

not

be

sold,

pledged

or

otherwise

transferred,
except (i) in accordance

with Rule 144A to

a Person that the

Holder and any Person

acting
on its behalf

reasonably believe

is a QIB

that is acquiring

the Notes for

its own account or
for

the

account

of

one

or

more

QIBs,

(ii)

in

an

offshore

transaction

in

accordance

with
Rule

903

or

904

of

Regulation

S

under

the

US

Securities

Act,

(iii)

pursuant

to

an
exemption from registration

under Rule 144

under the US Securities

Act, or in

accordance
with another

exemption from,

or in

a transaction

not subject

to, registration

under the

US
Securities Act, if available,

or (iv) pursuant

to an effective

registration statement under

the
US Securities

Act, in

each case,

in accordance

with any

applicable securities

laws of

any
state of the United States.
4.
STATUS

AND SUBORDINATION
(a)
Status
The Notes constitute direct, unsecured and subordinated obligations of the

Issuer and rank
pari passu
and without

any preference

among

themselves. The

rights and

claims of

the
Holders against

the Issuer under

the Notes are

subordinated as described

in clause (b)

of
this Condition 4.
(b)
Subordination
In

the

event

of

(i)

a

Bankruptcy

Event

or

(ii)

an

order

being

made,

or

an

effective
resolution being passed, for the liquidation or winding-up

of the Issuer (except, in any such
case,

a

solvent

liquidation

or

winding-up

of

the

Issuer

solely

for

purposes

of

a
reorganisation, reconstruction

or amalgamation

of the Issuer

or the substitution

in place of
the

Issuer

of

a

successor

in

business

to

the

Issuer,

the

terms

of

which

reorganisation,
reconstruction, amalgamation

or substitution (x)

have previously been

approved by a

valid
resolution of the Holders

and (y) do not provide that

the Notes shall become redeemable

in
accordance with these Terms

and Conditions),
(i)
if such event

occurs (x) prior

to the occurrence

of a Conversion

Capital
Availability

Event,

or

(y)

on

or

after

the

occurrence

of

a

Conversion
Capital

Availability

Event

but prior

to

the occurrence

of

a Conversion
Event, the

rights and

claims of

the Holders

against the

Issuer in

respect
of or arising

under (including, without limitation,

any damages awarded
for

breach

of

any

obligation

under)

the

Notes

will,

subject

to

any
obligations that are mandatorily

preferred by law,

rank (A) junior

to the
rights and claims of all holders of Senior Obligations,
(B)
pari

passu
with

the

rights

and

claims

of

holders

of

Parity
Obligations,

and
(C)
senior

to

the

rights

and

claims

of

holders

of

Junior

Obligations;
provided , however , that, if a Conversion Event subsequently occurs while such Bankruptcy Event or

liquidation or winding-up,

as the case may

be,
is

continuing,

the

rights

and claims

of the

Holders

against the

Issuer in
respect of

the delivery

of Ordinary

Shares in

accordance with

Condition
9 ( Conversion ) will rank as set forth in subclause (ii) below; or
(ii)
if such

event occurs

on or

after the

occurrence of

a Conversion

Event,
the rights

and claims

of the

Holders against

the Issuer

in respect

of the
delivery of Ordinary

10272857175-v14 85 70-41061831
Shares in accordance with Condition 9 ( Conversion ) will rank (A) junior to the rights and claims of all holders of Senior Obligations, (B) junior to the rights and claims of holders of Parity Obligations, and (C) pari passu with the rights and claims of holders of Junior Obligations.
(c)
Claims subject to a Contingent Write-down or a Conversion
Any

claim

of

any

Holder

in

respect

of

or

arising

under

the

Notes

(including,

without
limitation,

any

claim

in

relation

to

any

unsatisfied

payment

obligation

of

the

Issuer
subject to enforcement

by any Holder

pursuant to Condition

13 (
Events of Default ) or in
relation

to

the

occurrence

of

any

other

Event

of

Default)

will

be

subject

to,

and
superseded

by,

Condition

8 (
Contingent

Write-down
)

and Condition

9 (
Conversion ), as
applicable,

irrespective

of

whether

the

relevant

Trigger

Event

or

Viability

Event,

as
applicable, has occurred,

or, in the

case of a Viability

Event, the relevant Viability

Event
Notice

has

been

given,

prior

to

or

after

the

occurrence

of

an

Event

of

Default

or

any
other event.
5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject to

Condition

8 (
Contingent

Write-down
) and

Condition 9

(
Conversion )
and clause (g)

of this Condition

5, the Notes

will bear interest

on their

principal
amount (A) from

(and including) the

Issue Date to (but

excluding) the First Call
Date,

at

the

Fixed

Interest

Rate,

and

(B)

thereafter,

at

the

applicable

Reset
Interest Rate.
(ii)
Subject to

Condition

8 (
Contingent

Write-down
) and

Condition 9

(
Conversion )
and

clause

(h)

of

this Condition

5,

interest

on

the

Notes

will be

payable

semi-
annually in arrear

on 13 May and

13 November of each

year (each, an "
Interest
Payment Date "), commencing on 13 May 2024.
(b)
Determination

of

the

Treasury

Yield,
the
Reset

Interest

Rate

and
the
Reset

Interest
Amount

in relation to each Reset Interest Period
With

respect

to

each

Reset

Interest

Period,

the

Calculation

Agent

will,

as

soon

as
practicable

on

the

Reset

Determination

Date

in

relation

to

such

Reset

Interest

Period,
determine

the Treasury

Yield

and the

Reset Interest

Rate for

such Reset

Interest Period
and

calculate

the

amount

of

interest

payable

per

Calculation

Amount

on

the

Interest
Payment Date

in relation to

each Interest Period falling

in such Reset

Interest Period (each,
a " Reset Interest Amount ").
(c)
Publication of Reset Interest Rate and interest amount

payable upon redemption
With respect to each Reset Interest Period, as soon as practicable after such determination but in any

event no later

than the relevant

Reset Date, the

Calculation Agent

will cause
(i) the relevant Reset Interest

Rate and the relevant

Reset Interest Amount determined

by
it,

together

with

the

Interest

Payment

Date

in

relation

to

each Interest

Period

falling

in
such Reset Interest

Period, to be

notified to the

Issuer and the

Paying Agents and

(ii) the
relevant Reset Interest Rate determined by it to be notified to any stock exchange or other relevant authority on which the Notes are at the relevant time listed and to be published in accordance with Condition 15 ( Notices ).
The

Calculation

Agent

shall calculate

any

interest

amount

payable

on

any

Redemption
Date

(if

the

Notes

are

to

be

redeemed

pursuant

to

Condition

6

(
Redemption

and
Purchase ))
and cause such interest amount to be

notified to Issuer and the Paying

Agents
and

to

any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

at

the
relevant

time

listed

and

to

be

published

in

accordance

with

Condition

15

(
Notices
)

no
later than two Business Days prior to such Redemption Date.

10272857175-v14 86 70-41061831
(d)
Calculation of amount of interest payable per Calculation Amount
Subject to

Condition 8

(
Contingent Write

-down
) and

Condition 9

(
Conversion
) and

clause
(h) of this Condition 5:
(i)
the amount of interest payable per Calculation Amount on each Interest Payment
Date

to

(and

including)

the

First

Call

Date

in

respect

of

the

Notes

will

be
USD 46.25; and
(ii)
if interest is required to be paid in respect of a Note on any other date (including, for

the

avoidance

of

doubt,

the

Reset

Interest

Amount),

the

amount

of

interest
payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable Interest Rate to the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding

the

resulting

figure

to

the

nearest

cent

(half

a

cent

being
rounded upwards).
(e)
Calculation of amount of interest payable per Note
Subject

to

Condition

8

(
Contingent

Write-down
)

and

Condition

9

(
Conversion
)

and
clause (h) of

this Condition 5, the

amount of interest

payable in respect of

a Note will be
the product of:
(i)
the amount of interest per Calculation Amount; and
(ii)
the number by

which the Calculation

Amount is required

to be multiplied to

equal
the denomination of such Note.
(f)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given,

expressed,

made

or obtained

by the

Calculation

Agent

for

purposes of
this Condition
5

will (in

the absence

of wilful

default,

bad

faith

and manifest

error)

be
binding

on the

Issuer,

the Agents

and

the Holders

and

(in the

absence

of wilful

default
and

bad

faith)

no

liability

to

the

Issuer

or

the

Holders

will

attach

to

the

Calculation
Agent

in

connection

with

the

exercise

or

non-exercise

by

the

Calculation

Agent

of

its
powers, duties and discretions under this Condition 5.
(g)
Accrual of interest in the case of redemption or a Trigger

Event or a Viability Event
(i)
Subject to

Condition 8

(
Contingent Write

-down
) and

Condition 9

(
Conversion ),
if the

Notes are

to be

redeemed pursuant

to clause

(b), (c)

or (d)

of Condition

6
(
Redemption and

Purchase
), interest on

the Notes will

accrue to

(but excluding)
the

relevant

Redemption

Date,

and

will

cease

to

accrue

on

such

Redemption
Date; provided , however
,

that

if

the

payment

with

respect

to

any

Note

is
improperly withheld

or refused on

such Redemption

Date, interest

will continue
to accrue on

the principal amount

of such Note

(both before and

after judgment)
at the relevant Interest Rate to the Relevant Date.
(ii)
Upon

the

occurrence

of

a

Trigger

Event

or

a

Viability

Event,

interest

on

the
Notes will

cease to

accrue from

(and including)

the date

on which

such Trigger
Event or Viability Event

occurs.
(h)
Cancellation of interest; prohibited interest
(i)
The Issuer

may,

in its

sole discretion,

elect to

cancel all

or part

of any

payment
of

interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional

Amounts)

that

is

otherwise

scheduled

to

be

paid

on

an

Interest
Payment Date. This subclause (h)(i) is without prejudice to the provisions of

10272857175-v14 87 70-41061831
subclause (h)(ii)

of this

Condition 5.

Non-payment of

any amount

of interest by
the

Issuer

to

the

Fiscal

Agent

will

constitute

evidence

of

cancellation

of

the
relevant

payment,

whether

or

not

notice

of

cancellation

has

been

given

by

the
Issuer.
If practicable,

the Issuer

shall provide

notice of

any

cancellation of

interest (in
whole or in part) pursuant to this subclause (h)(i) to the Holders on or prior to the relevant

Interest

Payment

Date.

If

practicable,

the

Issuer

shall

endeavour

to
provide

such

notice

at

least

five

Business

Days

prior

to

the

relevant

Interest
Payment

Date.

Failure

to

provide

such

notice

will

not

have

any

impact

on

the
effectiveness of, or otherwise invalidate, any such cancellation of interest, or give
Holders any rights as a result of such failure.
(ii)
The Issuer

will be

prohibited from

making, in

whole or

in part,

any payment

of
interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional Amounts)

on the

relevant Interest

Payment Date

if and

to the

extent
that:
(A)
the amount

of

Distributable

Items

as

at

such

Interest

Payment

Date

is
less than

the

sum

of (1)

the

amount of

such interest

payment,

plus

(2)
all

other

payments

(other

than

redemption

payments)

made

by

UBS
Group

AG

on

or

in

respect

of

the

Notes

or

any

Parity

Obligations

or
Junior

Obligations

since

the

balance

sheet

date

of

the

Relevant
Accounts and prior to such

Interest Payment Date, plus (3)

all payments
(other than

redemption payments)

payable by

UBS Group

AG on

such
Interest

Payment

Date

on

or

in

respect

of

any

Parity

Obligations

or
Junior

Obligations,

in

the

case

of

each

of

subclauses

(1),

(2)

and

(3),
excluding

any

portion

of

such

payments

already

accounted

for

in
determining the amount of such Distributable Items; and/or
(B)
UBS

Group

AG

is

not,

or

will

not

immediately

after

the

relevant
payment

of

interest

be,

in

compliance

with

all

applicable

minimum
capital

adequacy

requirements

of

the

National

Regulations

on

a
consolidated ( Finanzgruppe
) basis

(for the

avoidance of

doubt, it

being
understood

that such

minimum

requirements

will reflect

any

reduction
in

such

requirements

granted

by

FINMA

to

the

Group

pursuant

to

the
Capital Adequacy Ordinance); and/or
(C)
FINMA has required the Issuer not to make such interest payment.
The Issuer

shall deliver

a certificate

signed by

the Authorised

Signatories to

the
Fiscal Agent

and shall

give notice

in accordance

with Condition

15 (
Notices ) to
the Holders, in each case as soon

as practicable following any determination that
interest is required to be

cancelled pursuant to this

subclause (h)(ii) or,

where no
such prior determination is made,

promptly following any Interest Payment

Date
on which

interest was scheduled

to be

paid if

such interest

is being

cancelled in
accordance

with this

subclause (h)(ii),

to such

effect

setting out

brief details

as
to the

amount

of

interest

being

cancelled

and

the

reason

therefor.

Failure

to
provide such certificate and notice

will not have

any impact on

the effectiveness
of, or

otherwise invalidate,

any such

cancellation or

give any

Holder any

rights
as a result of such failure.
(iii)
If, on

any Interest

Payment Date,

any payment

of interest

scheduled to

be made
on such date is not made in

full pursuant to subclause (h)(i) or subclause (h)(ii) of
this Condition 5, UBS Group AG shall not, directly or indirectly,
(A)
recommend

to

Shareholders

that

any

dividend

or

other

distribution

in
cash

or in

kind

(other

than

in the

form

of

Ordinary

Shares) be

paid

or
made on any Ordinary Shares; or

10272857175-v14 88 70-41061831
(B)
redeem, purchase or otherwise acquire any

Ordinary Shares other than as
a Permitted Transaction,
in

each

case

unless

and

until

(x)

the

interest

payment

due

and

payable

on

the
Notes

on

any

subsequent

Interest

Payment

Date

has

been

paid

in

full

(or

an
amount equal

to the

same has

been paid

in full

to a

designated third

party trust
account for

the benefit

of the

Holders prior

to payment

by the

trustee thereof to
the

Holders

on

such

subsequent

Interest

Payment

Date)

or,

if

earlier,

(y)

all
outstanding

Notes

have

been

cancelled

in

accordance

with

these

Terms

and
Conditions.
(iv)
Payments of interest on the Notes are not cumulative. Notwithstanding any other
provision

in

these

Terms

and

Conditions,

the

cancellation

or

non-payment

of
any interest

amount by virtue

of this Condition
5(h)

will not constitute

a default
for any purpose (including, without limitation,

Condition 13 (
Events of Default ))
on

the

part

of

the

Issuer.

Any

interest

payment

not

paid

by

virtue

of

this
Condition

5(h)

will

not

accumulate

or

be

payable

at

any

time

thereafter,

and
Holders will have no right thereto.
(v)
If UBS Group AG determines, after

consultation with FINMA, that the Notes do
not,

or

will

cease

to,

fully

qualify

as

Additional

Tier

1

Capital,

(A)

the

Issuer
shall

not,

to

the

extent

permitted

under

National

Regulations,

exercise

its
discretion pursuant

to subclause

(h)(i) of

this Condition

5 to

cancel any

interest
payments

due

on

the

Notes

on

any

Interest

Payment

Date

following

the
occurrence

of

such

determination,

and

(B)

the

Issuer

shall

give

notice

to

the
Holders

in accordance

with Condition

15 (
Notices
) as

soon as

practicable

after
such

determination

stating

that the

Issuer

may

no longer

exercise

its discretion
pursuant to

subclause (h)(i)

of this

Condition 5

to cancel

any interest

payments
as from the date of such notice.
6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are

perpetual securities in

respect of

which there

is no fixed

redemption date.
Unless

previously

redeemed

(including

by

way

of

Conversion

pursuant

to

Condition

9
( Conversion
))

or

purchased

and

cancelled

in

accordance

with

this

Condition

6

and
subject to Condition 8 ( Contingent Write-down ) and Condition 9 ( Conversion ), the Notes are perpetual

and may only

be redeemed or

purchased in accordance

with this Condition
6.
(b)
Redemption at the option of the Issuer
Subject

to

clause

(e)

of

this Condition

6,

the Issuer

may

elect, in

its sole

discretion,

to
redeem

the

Notes,

in

whole

but

not

in

part,

on

the

First

Call

Date

or

any

Interest
Payment

Date thereafter

at their

aggregate

principal amount,

together

with any

accrued
and unpaid interest thereon to (but excluding) the relevant Redemption

Date.
(c)
Redemption due to a Tax

Event
(i)
Subject to

clause (e)

of this

Condition 6,

upon the

occurrence of

a Tax

Event at
any

time

after

the

Issue

Date,

the

Issuer

may

elect,

in

its

sole

discretion,

to
redeem the

Notes, in

whole but

not in

part, on

the relevant

Redemption Date

at
their aggregate

principal amount,

together with

any accrued

and unpaid

interest
thereon to (but excluding) such Redemption Date.
(ii)
A "
Tax

Event
" will

have occurred

if the

Issuer in

making any

payments on

the
Notes

(A)

has

paid,

or

will

or

would

on

the

next

payment

date

be

required

to
pay,

Additional Amounts,

or (B)

has paid,

or will

or would

be required

to pay,
any additional Tax

in respect of

the Notes, in

the case of

each of subclauses

(A)
and

(B),

under

the

laws

or

regulations

of

a

Tax

Jurisdiction

or

any

political
subdivision

thereof or

any

authority of

or in

a Tax

Jurisdiction or

any political
subdivision thereof having the power

to impose, levy,

collect, withhold or assess
Taxes,

including, without

limitation, any

treaty to

which a

Tax

Jurisdiction is

a
party, or

10272857175-v14 89 70-41061831
any

generally

published

application

or

interpretation

of

such

laws

(including,
without

limitation,

a

decision

of

any

court

or

tribunal,

any generally

published
application

or

interpretation

of

such

laws

by

any

relevant

tax

authority

or

any
generally published pronouncement by any relevant tax authority), and the Issuer cannot avoid the foregoing by taking measures reasonably available to it.
(d)
Redemption due to a Regulatory Event
(i)
Subject

to

clause

(e)

of

this Condition

6,

upon

the

occurrence

of

a

Regulatory
Event at any time after the Issue Date, the Issuer may elect,

in its sole discretion,
to redeem the Notes, in whole but not in part, on the relevant

Redemption Date at
their aggregate

principal amount,

together with

any accrued

and unpaid

interest
thereon to (but excluding) such Redemption Date.
(ii)
A " Regulatory Event
" will have

occurred if any

of the Notes

ceases to be

eligible
in full to be (A)

treated as Additional Tier

1 Capital, and/or (B) counted

towards
either

the

Going-Concern

LR

Requirement

or

the

Going-Concern

RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the

Issuer elects

to redeem

the Notes

pursuant to

clause (b),

(c) or

(d) of

this
Condition 6, then

the Issuer shall give

the Holders not

less than 15

and not more
than

60

days'

prior

notice

in

accordance

with

Condition

15

(
Notices
)

(a
"Redemption

Notice"), which

notice shall,

subject to

subclauses (ii)

and (iii)

of
this

clause

(e),

be

irrevocable

and

specify

(x)

the

clause

of

this

Condition

6
pursuant to which the redemption

is to be made, (y) if any Definitive

Certificates
have been

issued, the

method by

which Notes

to be

redeemed will

be tendered,
and (z) the date (which date, in the case of a redemption pursuant to clause (c) or
(d)

of

this Condition

6, shall

be

a

Payment

Business Day)

on

which

the

Issuer
will redeem the Notes pursuant to such clause of this

Condition 6 (such specified
date, the " Redemption Date ").
(ii)
The

Issuer

may

only

redeem

the

Notes

pursuant

to

clause

(b)

or

(c)

of

this
Condition

6

on

the

relevant

Redemption

Date

if

FINMA

has

approved

such
redemption on or prior to

such Redemption Date, if such

approval is then required
under applicable Swiss laws and regulations.
(iii)
The Issuer may only redeem the Notes pursuant

to any clause of this Condition 6
on

the

relevant

Redemption

Date

if

no

Trigger

Event

or

Viability

Event

has
occurred prior to such Redemption Date.
(iv)
If

the

Issuer

elects

to

redeem

the

Notes

pursuant

to

clause

(c)

or

(d)

of

this
Condition 6,

then prior

to the

publication of

the Redemption

Notice pursuant

to
subclause (e)(i)

of

this Condition

6,

the Issuer

shall deliver

to

the Fiscal

Agent
(A)

a

certificate

signed

by

the

Authorised

Signatories

stating

that

the

relevant
requirement or circumstance giving rise to the right to redeem under clause (c) or
(d), as applicable,

of this Condition 6

is satisfied and the reasons therefor

and such
certificate will be conclusive and binding on the Holders, and (B)

in the case of a
redemption

pursuant

to

clause

(c)

of

this

Condition

6

only,

an

opinion

of
independent legal advisers of recognised standing to the effect that circumstances entitling

the

Issuer

to

exercise

its

right

of

redemption

under

clause

(c)

of

this
Condition 6 have arisen.
(f)
Purchases
The Issuer or

any other

member of the

Group or

any of their

respective affiliates

may at
any

time

purchase

Notes

at

any

price

in

the

open

market

or

otherwise,
provided that
(i)

such

purchase

complies

with

any

limits

or

conditions

to

which

any

member

of

the
Group

is

subject

under

applicable

banking

laws

and

regulations

at

the

time

of

such
purchase, (ii) other than in the case of purchases made in connection with stabilisation

10272857175-v14 90 70-41061831
measures in compliance

with applicable law or

in connection with

any market making

in
the Notes,

FINMA has

approved such

purchase (if

such approval

is then

required under
applicable Swiss laws and

regulations) on or prior

to the date

of such purchase, and

(iii) no
Trigger

Event

or

Viability

Event

has

occurred

prior

to

the

date

of

such

purchase.

Any
Notes so purchased may, at the option of the Issuer, be held, reissued, resold or cancelled.
(g)
Cancellation
All

Notes

redeemed

in

accordance

with

this

Condition
6

or

by

way

of

Conversion
pursuant

to

Condition

9

(
Conversion
)

will

be

cancelled

and

may

not

be

reissued

or
resold; provided , however
,

that,

in

the

case

of

Notes

redeemed

by

way

of

Conversion,
the Issuer will

not take any

action to cause

such Notes to

be removed

from the Relevant
Clearing System

prior to

the later of

(i) the

applicable Settlement

Date and

(ii) the

Final
Cancellation Date.

Following the

issuance and

delivery of

the relevant

Ordinary Shares
to the

Settlement Share

Depository on

the Conversion

Date and

until the

later of

(i) the
applicable Settlement

Date and

(ii) the

Final Cancellation

Date, the

Notes will

evidence
solely

the

Holder's

right

to

receive

Ordinary

Shares

and/or

cash

proceeds,

as

the

case
may be,

from the

Settlement Share

Depository or

the Settlement

Shares Offer

Agent (or
such other relevant recipient).
(h)
Redemption of other instruments
For the avoidance

of doubt,

it is understood

that, if, upon

the occurrence

of a Tax

Event
or

a

Regulatory

Event,

the

Issuer

does

not

elect

to

redeem

the

Notes

pursuant

to

this
Condition

6,

nothing

in

this

Condition

6

or

any

other

provision

of

these

Terms

and
Conditions

will

prohibit

the

Issuer

from

redeeming

(whether

early,

at

maturity

or
otherwise)

any

other

instruments

issued

by

any

member

of

the

Group

pursuant

to

the
terms thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i) Upon the occurrence of a Trigger Event:
(A)
if such Trigger Event occurs prior to the occurrence of

a Conversion
Capital Availability Event,

a Contingent Write-down will occur on the
applicable Trigger Event Write

-down Date in accordance with Condition
8 ( Contingent Write-down ); or
(B)
if such Trigger Event occurs on or after the occurrence

of a Conversion
Capital Availability Event,

a Conversion will occur on the applicable
Trigger Event Conversion Date in accordance with

Condition 9
( Conversion ).
(ii) A " Trigger Event " will have occurred if the Issuer gives the Holders a Trigger
Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If,

with

respect

to

any

Publication

Date,

the

Trigger

CET1

Ratio

as

of

such
Publication

Date

is

less

than

the

Threshold

Ratio,

the

Issuer

shall,

subject

to
subclauses (ii)

and (iii)

of this

Condition 7(b),

give a

notice (a

"
Trigger

Event
Notice
")

to

the

Holders

in

accordance

with

Condition

15

(
Notices
)

(x)

if

such
Publication Date

is an

Ordinary Publication

Date, within

five Business

Days of
such Ordinary

Publication Date

(such fifth

Business Day,

the "
Trigger

Breach
Determination

Date
",

and

the

date

of

such

notice,

the

"
Ordinary

Trigger
Event

Notice

Date
"),

and

(y)

if

such

Publication

Date

is

an

Extraordinary
Publication

Date,

on such

Extraordinary

Publication

Date

(the "
Extraordinary
Trigger Event Notice

Date
"), which notice shall:

10272857175-v14 91 70-41061831
(A)
if

such

Trigger

Event

Notice

is

given

prior

to

the

occurrence

of

a
Conversion

Capital

Availability

Event

(1)

state

that

the

Trigger

CET1
Ratio as of such Publication Date

is less than the Threshold Ratio, and

a
Contingent

Write-down

will

take

place,

and

(2)

specify

the

date

on
which

the

Contingent

Write-down

will

take

place,

which

date

shall,
subject

to

postponement

pursuant

to

subclause

(ii)

of

this

Condition
7(b), be no later than 10 Business Days after the date

of such notice (the
"
Trigger Event Write

-down Date
"); or
(B)
if

such

Trigger

Event

Notice

is

given

on

or

after

the

occurrence

of

a
Conversion

Capital Availability

Event, (1)

state that

the Trigger

CET1
Ratio as of such Publication

Date is less than the Threshold Ratio,

and a
Conversion

will

take

place,

(2)

specify

the

date

on

which

the
Conversion

will

take

place,

which

date

shall,

subject

to

postponement
pursuant

to

subclause

(ii)

of

this

Condition

7(b),

be

no

more

than

20
Business

Days

after

the

date

of

such

notice

(the

"
Trigger

Event
Conversion

Date
"),

(3)

specify

the

Conversion

Price

in

effect

on

the
date

of

such

Trigger

Event

Notice,

and

(4)

specify

the

details

of

the
arrangement for

the settlement of

the Conversion

(including whether

or
not the Issuer will appoint a

Settlement Shares Offer Agent to

conduct a
Settlement

Shares

Offer,

the

Suspension

Date,

the

details

of

the
Settlement

Share

Depository

(including

its

Specified

Office)

or,

if

the
Issuer

is

unable

to

appoint

a

Settlement

Share

Depository

prior

to
giving of such

notice, the other arrangements

it has made in

accordance
with subclause

(h)(i) of

Condition 9

(
Conversion
) for

the issuance

and
delivery

of

the

Ordinary

Shares

to

be

issued

and

delivered

upon
Conversion

to

the

Holders,

the

procedures

Holders

must

follow

to
obtain

delivery

of

the

Ordinary

Shares

from

the

Settlement

Share
Depository,

the

Settlement

Notice

Cut-Off

Date

and

the

Final
Cancellation Date).
(ii)
If a Trigger

Event Notice is required

to be given pursuant

to subclause (i) of

this
Condition

7(b),

and

on

the

relevant

Publication

Date

any

Higher-Trigger
Contingent

Capital

is

outstanding

with

respect

to

which

either

(x)

no

Higher-
Trigger

Write-down/Conversion

Notice

has

been

given

prior

to

the

Trigger
Event

Notice

Date

or

(y)

a

Higher-Trigger

Write-down/Conversion

Notice

has
been given

prior to

the Trigger

Event Notice

Date, but the

Trigger Event

Write-
down Date

or the

Trigger Event

Conversion Date,

as applicable,

is scheduled

to
occur prior to the relevant Higher-Trigger

Write-down/Conversion Date,
(A)
in

the

case

of

subclause

(x)

above,

the

giving

of

such

Trigger

Event
Notice will be postponed until

the date on which a

Higher-Trigger Write-
down/Conversion

Notice

has

been

given

with

respect

to

all

such
outstanding

Higher-Trigger

Contingent

Capital

and

such

date

will

be
deemed to be the Trigger Event Notice Date; and
(B)
in the

case of

subclauses (x)

and (y)

above, if

the Trigger

Event Write-
down

Date

or

the

Trigger

Event

Conversion

Date,

as

applicable,

is
scheduled to

occur prior

to the

Higher-Trigger

Write-down/Conversion
Date

(or,

in

the

case

of

more

than

one

Higher-Trigger

Write-
down/Conversion

Date,

the

latest

Higher-Trigger

Write-
down/Conversion

Date),

the

Trigger

Event

Write-down

Date

or

the
Trigger

Event Conversion

Date, as

applicable, will

be postponed

to the
Higher-Trigger

Write-down/Conversion

Date

(or

the

latest

Higher-
Trigger

Write-down/Conversion

Date,

as

applicable)

and

such
postponement shall be specified in such Trigger Event

Notice.
(iii)
If (A) a

Trigger Event

Notice is required

to be given

pursuant to subclause

(i) of
this Condition

7(b) in

relation to

an Ordinary

Publication Date,

and (B)

prior to
the

earlier

of

the

Ordinary

Trigger

Event

Notice

Date

and

the

Trigger

Breach
Determination Date, FINMA, upon

the request of UBS Group AG,

has agreed in
writing

that

a

Contingent

Write-down

or

a

Conversion,

as

applicable,

is

not

10272857175-v14 92 70-41061831
required

as a

result

of actions

taken

by the

Group or

circumstances

or

events,

in
each case, that have had, or

imminently will have, the effect

of restoring the CET1
Ratio

as

of

the

Balance

Sheet

Date

relating

to

the

relevant

Ordinary

Publication
Date, after

giving

pro

forma effect

to such

actions,

circumstances or

events,

to a
level above

the Threshold

Ratio that

FINMA and

UBS Group

AG deem,

in their
sole

discretion,

to

be

adequate

at

such

time,

(x)

the

Issuer

shall

not

give

such
Trigger Event

Notice pursuant to subclause

(i) of this Condition

7(b) in relation

to
the relevant

Ordinary Publication

Date, and

(y) the

Issuer shall

give notice

to the
Holders on

or prior

to the

Trigger Breach

Determination Date

in accordance

with
Condition 15 ( Notices
), which notice

shall state that no

Contingent Write-down

or
Conversion,

as

applicable,

will

occur

in

relation

to

the

relevant

Ordinary
Publication Date.
(c)
Viability Event
(i)
Subject to clause (e)

of this

Condition 7, upon the

occurrence of a

Viability Event:
(A)
the Issuer shall

give notice

(a "
Viability

Event Notice
") to the

Holders
in accordance

with Condition 15

(
Notices
) within three

days of the

date
on which such Viability Event occurred,

which notice shall:
(1)
if

such

Viability

Event

occurs

prior

to

the

occurrence

of

a
Conversion Capital

Availability

Event, (x) state

that a Viability
Event has occurred and a Contingent Write-down will take

place
and

(y)

specify

the

date

on

which

the

Contingent

Write-down
will

take

place,

which

date

shall

be

no

later

than

10

Business
Days

after

the

date

of

such

notice

(such

specified

date,

the
" Viability Event Write-down Date "); or
(2)
if

such

Viability

Event

occurs

on

or

after

the

occurrence

of

a
Conversion Capital Availability

Event, (w) state that a Viability
Event has occurred and a Conversion will take place, (x) specify the

date

on

which

the

Conversion

will

take

place,

which

date
shall

be

no

more

than

20

Business

Days

following

the
occurrence

of

the

Viability

Event

(the

"
Viability

Event
Conversion

Date
"),

(y) specify

the Conversion

Price

in effect
on the

date of

such Viability

Event

Notice, and

(z) specify

the
details of the arrangements

for the settlement of

the Conversion
(including

the

Suspension

Date,

the

details

of

the

Settlement
Share Depository (including its

Specified Office) or, if the Issuer
is

unable

to

appoint

a

Settlement

Share

Depository

prior

to
giving

of

such

notice,

the

other

arrangements

it

has

made

in
accordance

with

subclause

(h)(i)

of

Condition

9

(
Conversion )
for the issuance and delivery of the Ordinary Shares to be issued
and

delivered

upon

Conversion

to

the

Holders,

the

procedures
Holders

must follow

to obtain

delivery of

the Ordinary

Shares
from

the

Settlement

Share

Depository,

the

Settlement

Notice
Cut-Off Date and the Final Cancellation Date); and
(B)
if

such

Viability

Event

occurs prior

to the

occurrence

of a

Conversion
Capital Availability

Event,

a Contingent

Write-down

will occur

on the
applicable Viability

Event Write-down

Date in

accordance Condition

8
( Contingent Write-down ); or
(C) if such Viability Event occurs on or after the occurrence of a Conversion
Capital

Availability

Event,

a

Conversion

will

occur

on

the

applicable
Viability

Event

Conversion

Date

in

accordance

with

Condition

9
( Conversion ).

10272857175-v14 93 70-41061831
(ii)
A " Viability Event
" will have occurred

if prior to

an Alternative Loss

Absorption
Date (if any):
(A)
FINMA has notified

UBS Group AG

in writing that

it has determined

a
conversion or write-down, as

applicable, of holders' claims

in respect of
the

Notes

and

all

other

capital

instruments

issued

by,

or

other

capital
obligations

(whether

qualifying

fully

or

partially

for

capital

treatment)
of,

any

member

of

the

Group

that,

pursuant

to

their

terms

or

by
operation

of law,

are capable

of being

converted into

equity or

written
down

at

that

time,

is,

because

customary

measures

to

improve

the
Group Holding

Company's capital

adequacy

are at

the time

inadequate
or

infeasible,

an

essential

requirement

to

prevent

the

Group

Holding
Company from

becoming insolvent,

bankrupt, unable

to pay

a material
part of its debts as they fall due or unable to carry on its business; or
(B)
customary

measures

to improve

the

Group

Holding Company's

capital
adequacy being

at the time

inadequate or infeasible,

the Group Holding
Company has

received an

irrevocable commitment

of direct

or indirect
extraordinary

support

from

the

Public

Sector

(beyond

customary
transactions

and

arrangements

in

the

ordinary

course)

that

has,

or
imminently

will

have,

the

effect

of

improving

the

Group

Holding
Company's capital adequacy

and without which,

in the determination of
(and

as

notified

in

writing

by)

FINMA,

the

Group

Holding

Company
would

have

become

insolvent,

bankrupt,

unable

to

pay

a

material

part
of its debts as they fall due or unable to carry on its business.
For

the

avoidance

of

doubt,

it

is

understood

that

a

Viability

Event

may

occur
irrespective

of

whether

or

not a

Trigger

Event

has

occurred

or

whether

any

of
the conditions to the issuance of a Trigger Event

Notice have been met.
(d)
Determination of CET1 Ratio and Trigger

CET1 Ratio
With respect to any Publication Date, (i)

the CET1 Ratio as of the relevant Balance Sheet
Date, (ii) the Trigger CET1 Ratio as of such Publication

Date and (iii) the components of
both of the foregoing, in each case, as published on such Publication Date, will be final for
purposes of this Condition 7, and any revisions, restatements or adjustments to any of the
calculations described in subclauses (i) through (iii) of this clause (d) subsequently published will have no effect for purposes of this Condition 7.
(e)
Alternative loss absorption
In

the

event

of

the

implementation

of

any

new,

or

amendment

to

or

change

in

the
interpretation of

any existing,

laws or

components of

National Regulations,

in each

case
occurring after the Issue Date, that alone or together with

any other law(s) or regulation(s)
has, in

the joint

determination of

UBS Group

AG and

FINMA, the

effect that

clause (c)
of this Condition

7 could cease

to apply to

the Notes without

giving rise to

a Regulatory
Event, then

the Issuer

shall give

notice to

the Holders

in accordance

with Condition

15
( Notices
) no later than five Business Days

after such joint determination

stating that such
provisions

will

cease

to

apply

from

the

date

of

such

notice

(the

"
Alternative

Loss
Absorption Date
"), and from the date of such notice, such provisions

will cease to apply
to the Notes.
(f)
Conversion Capital Availability Event
(i)
A "
Conversion Capital Availability

Event
" will have occurred on the first date
after

the

Issue

Date

on

which

an

amendment

to

the

Articles

of

Association

is
registered

in

the

main

register

(
Hauptregister
)

of

the

Commercial

Register
( Handelsregister
)

of

the

Canton

of

Zurich

as a

result

of

which

the

Conversion
Capital provided for

in the Articles

of Association meets

or exceeds the

Minimum

10272857175-v14 94 70-41061831
Conversion

Capital

Availability

Amount.

For

purposes

of

these

Terms

and
Conditions, a Conversion Capital Availability

Event may occur only once.
For purposes of the definition of

Conversion Capital Availability Event:
" Articles of Association
" means, at

any time, the

articles of association

(
Statuten )
of UBS Group AG in effect at such time.
"
Minimum Conversion

Capital Availability

Amount
" means, at any time,

the
amount of Conversion

Capital that UBS

Group AG would

require in order

for it
to create and issue:
(A)
the number of Ordinary Shares into which the

Notes outstanding at such
time would be

converted if they were

to be converted

at the Conversion
Price in effect at

such time and

otherwise in accordance with

these Terms
and Conditions; and
(B)
if any Other Tier 1 Contingent

Convertible Capital Notes are outstanding
at such time,

the number of

Ordinary Shares into which

such Other Tier 1
Contingent

Convertible

Capital Notes

would be

converted if

they were
to

be

converted

at

the

conversion

price

then

in

effect

pursuant

to,

and
otherwise in accordance with, their respective terms at such time, in each case, out of such Conversion Capital.
"
Other

Tier

1

Contingent

Convertible

Capital

Note
"

means

a

capital
instrument (other than the Notes) that:
(A)
is

eligible

in

full

to

be

(A) treated

as

Additional

Tier 1

Capital

and
(B) counted towards either the Going-Concern LR Requirement or the
Going-Concern RWA

Requirement (or both); and
(B)
subject to the terms and conditions thereof, is

to be:
(x) converted into Ordinary Shares; or
(y)
after

a

Conversion

Capital

Availability

Event

(or

equivalent
event

described

in

the

terms

and

conditions

thereof)

occurs,
converted into Ordinary Shares,
in either case,

when the

CET1 Ratio (or equivalent

capital measure of

the
Group described in

the terms

and conditions thereof)

falls below

a certain
threshold and/or a Viability

Event (or equivalent event described in the
terms and conditions thereof) occurs.
(ii)
If

a

Conversion

Capital

Availability

Event

occurs

at

any

time

on

or

prior

to

a
Trigger

Event

or

a

Viability

Event,

the

Issuer

shall

as

soon

as

practicable
thereafter deliver to the

Fiscal Agent and

the Settlement Agent a

certificate signed
by

the

Authorised

Signatories

and

notice

to

the

Holders

in

accordance

with
Condition 15 ( Notices
), in each

case stating that

a Conversion Capital

Availability
Event has occurred and the date on which it occurred.
8.
CONTINGENT WRITE-DOWN
If the Issuer has

given a Trigger Event Write-down Notice

or a Viability Event Write-down Notice
in accordance with Condition 7 (
Trigger Event and Viability

Event
), then on the relevant Write-
down Date:
(a)
the full principal amount of, and any

accrued and unpaid interest (whether or

not due and
payable)

on,

each

Note

will

automatically

be

written

down

to

zero,

the

Notes

will

be
cancelled

and

all

references

to

the

principal

amount

of

the

Notes

in

these

Terms

and
Conditions will be construed accordingly;

10272857175-v14 95 70-41061831
(b)
the

Holders

will

be

automatically

deemed

to

have

irrevocably

waived

their

right

to
receive, and

will no

longer have

any rights

against the

Issuer with

respect to,

repayment
of the aggregate principal amount of, and payment of any

accrued and unpaid interest on,
the

Notes

written

down

pursuant

to

subclause

(a)

of

this

Condition

8

(
bedingter
Forderungsverzicht ); and
(c)
all

rights

of

any

Holder

for

payment

of

any

amounts

under

or

in

respect

of

the

Notes
(including,

without

limitation,

any

amounts

arising

as

a

result

of,

or

due

and

payable
upon the

occurrence of,

an Event

of Default)

will become

null and

void, irrespective

of
whether

such

amounts

have

become

due

and

payable

prior

to

the

date

of

the

relevant
Trigger

Event Notice

or Viability

Event Notice,

as the

case may

be, or

the Write

-down
Date.
9.
CONVERSION
(a)
Conversion upon a Trigger Event or a Viability Event
If the Issuer has

given a Trigger Event

Conversion Notice or a

Viability Event Conversion
Notice in accordance with Condition 7 (
Trigger Event and Viability

Event
), then:
(i)
each Note shall,

subject to and as

provided in this

Condition 9, be

redeemed and
settled (the " Conversion ") on the applicable Conversion Date by (x) the delivery of new

fully paid

Ordinary Shares

to the

Settlement Share

Depository on

behalf
of the Holders, and (y) the cancellation

of any accrued and unpaid interest on

the
Notes (whether or not due and payable); and
(ii)
receipt by the Settlement Share Depository of such number of Ordinary Shares as is required to satisfy in

full its obligation to deliver Ordinary

Shares in respect of
the Conversion

on the applicable

Conversion Date shall

be a good

and complete
discharge

of the

Issuer's (and,

if UBS

Group

AG is

not the

Issuer,

UBS Group
AG's) obligations in respect of the Notes.
In the case of the

Ordinary Shares to be

delivered upon Conversion, as from

the applicable
Share Creation Date

for such Ordinary

Shares, there is

no provision for

the reconversion
of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders shall have recourse

only to the

Issuer for the

issue and delivery of

Ordinary Shares
to the

Settlement Share

Depository

pursuant

to these

Terms

and Conditions.

After such
delivery

to

the

Settlement

Share

Depository,

Holders

shall

have

recourse

only

to

the
Settlement Share

Depository for

the delivery

to them

of such

Ordinary Shares

or,

in the
circumstances described in clause (h) of this Condition 9,

any cash amounts to which such
Holders are entitled under clause (h) of this Condition 9.
(c)
Conversion Price and determination of number of Ordinary Shares
(i)
Upon the occurrence

of a Conversion Event,

as at the date

on which the

relevant
Trigger

Event

Conversion

Notice

or

Viability

Event

Conversion

Notice

is
published, each Holder shall be deemed to have accepted, and hereby accepts and agrees, (A)

to the

conversion of

its holding

of Notes

into Ordinary

Shares at

the
Conversion Price provided for herein and that, where necessary under

Swiss law,
the Settlement Agent shall effect such conversion on such Holder's behalf,

and
(B) that

its obligation

to pay

up the

Ordinary Shares

to be

issued shall

be set

off
against

its claim

for

repayment

of the

principal

amount upon

redemption

of the
Notes, which

claim shall

be deemed

to be

due and

payable immediately

prior to
the time on

the Share Creation

Date when, as

a matter of

Swiss law,

the relevant
Ordinary Shares are paid up. Such Ordinary Shares shall be paid up and issued on the Share

Creation Date

whereupon the

Holders shall

cease as

a matter

of Swiss
law to be treated

for all purposes under

Swiss law as Holders

and shall instead

as
of such date be treated for all purposes under Swiss law as Shareholders.

10272857175-v14 96 70-41061831
(ii)
Subject

to

clause

(g)

of

this

Condition

9,

the

Issuer,

with

the

assistance

of

the
Settlement Agent, where necessary under Swiss law, shall issue and deliver to the
Settlement Share

Depository on

the applicable

Conversion Date such

number of
Ordinary

Shares

in

respect

of

each

Holder

as

is

determined

by

the

Settlement
Agent by

dividing the

aggregate principal

amount of

Notes held by

such Holder
on the

applicable Conversion

Date by

the Conversion

Price in effect

on the date
of

relevant

Trigger

Event

Conversion

Notice

or

Viability

Event

Conversion
Notice, as

the case

may be.

The Settlement

Agent shall

determine such

number
of Ordinary

Shares in

accordance with

this subclause

(ii) as

soon as

practicable
after

publication

of

the

relevant

Trigger

Event

Conversion

Notice

or

Viability
Event Conversion Notice, as applicable.
(iii)
The

initial

Conversion

Price

per

Ordinary

Share

in

respect

of

the

Notes

is
specified in the definition

thereof. The Conversion

Price is subject to

adjustment
to

(and

including)

the date

of the

relevant

Trigger

Event

Conversion

Notice

or
Viability

Event

Conversion

Notice,

as

the

case

may

be,

in

the

circumstances
described in clause (d) below.
(d)
Anti-dilution adjustment of the Conversion

Price
(i)
Upon the occurrence of

any of the

events described below after

8 November 2023,
the Conversion Price will be adjusted by the Issuer as follows:
(A)
If there

is a consolidation,

reclassification, redesignation

or subdivision
in

relation

to

the

Ordinary

Shares

that

alters

the

number

of

Ordinary
Shares in issue, the Conversion Price will be adjusted by multiplying the
Conversion

Price

in

force

immediately

prior

to

such

consolidation,
reclassification, redesignation or subdivision by the following fraction:
where:
A
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

before

such

consolidation,

reclassification,
redesignation or subdivision, as the case may be; and
B
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

after,

and

as

a

result

of,

such

consolidation,
reclassification,

redesignation

or subdivision,

as the

case may
be.
Such

adjustment

will

become

effective

on

the

date

on

which

the
consolidation, reclassification,

redesignation or

subdivision, as

the case
may be, takes effect.
(B) If UBS Group AG issues any Ordinary Shares to Shareholders as a class credited

as

fully

paid

by

way

of

capitalisation

of

profits

or

reserves
(including

any

share

premium

account

or

capital

redemption

reserve)
other

than

(x)

where

any

such Ordinary

Shares

are

or

are to

be

issued
instead of the whole

or part of a Cash Distribution

that the Shareholders
would

or

could

otherwise

have

elected

to

receive,

(y)

where

the
Shareholders

may

elect

to

receive

a

Cash

Distribution

in

lieu

of

such
Ordinary

Shares

or

(z)

where

any

such

Ordinary

Shares

are

or

are
expressed

to

be

issued

in

lieu

of

a

dividend

(whether

or

not

a

Cash
Distribution

equivalent or

amount is

announced or

would otherwise

be
payable to

the Shareholders,

whether at their

election or

otherwise), the
Conversion

Price will

be adjusted

by multiplying

the Conversion

Price
in force immediately prior to such issue by the following fraction:

10272857175-v14 97 70-41061831

where:
A
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately before such issue; and
B
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately after such issue.
Such

adjustment

shall

become

effective

on

the

date

of

issue

of

such
Ordinary Shares.
(C)
If

UBS

Group

AG

makes

or

pays

an

Extraordinary

Distribution

to
Shareholders,

the Conversion

Price will

be adjusted

by multiplying

the
Conversion Price in force immediately prior to the Effective

Date by the
following fraction:

where:
A
is

the

Current

Market

Price

of

one

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant
Currency at the Prevailing Rate on the Effective Date); and
B
is

the

portion

of

the

aggregate

Extraordinary

Distribution
attributable

to

one

Ordinary

Share,

with

such

portion

being
determined

by

dividing

the

aggregate

Extraordinary
Distribution

by

the

number

of

Ordinary

Shares

entitled

to
receive

the

relevant

Extraordinary

Distribution.

If

the
Extraordinary

Distribution

shall

be

expressed

in

a

currency
other than the Relevant Currency,

it shall be converted into the
Relevant

Currency

at

the

Prevailing

Rate

on

the

relevant
Effective Date.
Such adjustment shall become effective on the

Effective Date.
For purposes of this subclause (C), " Effective Date " means (x) the first date on which the Ordinary Shares are traded ex-the Extraordinary
Distribution on the Relevant Stock Exchange or (y) if there is no
Relevant Stock Exchange, the first date upon which the adjusted
Conversion Price is capable of being determined in accordance with this subclause (C).
(D)
If UBS Group

AG issues Ordinary

Shares to Shareholders

as a class

by
way of

rights or

UBS Group

AG or

any other

member of

the Group

or
(at the direction or request or pursuant to arrangements with UBS Group
AG or any other member of the Group) any other Person issues or grants to Shareholders as a

class by way

of rights, any options,

warrants or other
rights to subscribe for

or purchase Ordinary Shares,

or any Securities that
by their terms

of issue carry

(directly or indirectly)

rights of conversion
into, or exchange or subscription for, any Ordinary Shares (or shall grant any such

rights in

respect of

existing Securities

so issued),

in each

case
at a price per Ordinary

Share that is less than 95

per cent. of the Current
Market

Price

per

Ordinary

Share

on

the

Effective

Date

(translated,

if
necessary,

into

the

Relevant

Currency

at

the

Prevailing

Rate

on

the
Effective Date), the Conversion Price will be

adjusted by multiplying the
Conversion Price in force immediately prior to the Effective Date by the
following fraction:

10272857175-v14 98 70-41061831
where:
A
is the number

of Ordinary Shares

in issue on the

Effective Date;
B
is

the

number

of

Ordinary

Shares

that

the

aggregate
consideration (if any) receivable for the Ordinary Shares issued by way

of rights,

or for the

Securities issued

by way of

rights,
or for

the options

or warrants

or other

rights issued

by way

of
rights and

for the

total number

of Ordinary

Shares deliverable
on the exercise thereof, would purchase at such Current Market
Price

per

Ordinary

Share

on

the Effective

Date

(translated,

if
necessary, into the Relevant Currency at the Prevailing Rate on the Effective Date); and
C
is the number of Ordinary Shares

to be issued or the maximum
number of Ordinary Shares that may be issued upon exercise of such options, warrants or

rights calculated as

at the date of

issue
of

such

options,

warrants

or

rights

or

upon

conversion

or
exchange

or

exercise

of

rights

of

subscription

or

purchase

in
respect thereof at the initial conversion, exchange, subscription or purchase price or rate, as the case may be,
provided
that, if on

the Effective

Date, such number

of Ordinary Shares
is to be

determined by reference

to the application

of a formula

or other
variable feature or the occurrence

of any event at some subsequent

time,
then for the purposes of

this subclause (D), "C" will be

determined by the
application of such formula or variable

feature or as if the relevant event
occurs or had occurred as at the Effective Date and as

if such conversion,
exchange,

subscription,

purchase

or

acquisition

had

taken

place

on

the
Effective Date.
Such adjustment shall become effective on the Effective

Date.
For purposes of

this subclause (D),

"
Effective Date
" means (x)

the first
date on which the Ordinary Shares are traded ex-rights, ex-options or ex-
warrants on

the Relevant

Stock Exchange

or (y)

if there

is no

Relevant
Stock Exchange, the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this subclause (D).
For purposes

of any

calculation of

the consideration

receivable or

price
pursuant to this subclause (D), the following provisions shall apply:
(1)
the

aggregate

consideration

receivable

or

price

for

Ordinary
Shares issued for cash shall be the amount of such cash;
(2)
(x) the aggregate

consideration receivable

or price for

Ordinary
Shares

to

be

issued

or

otherwise

made

available

upon

the
conversion or

exchange of

any Securities

will be

deemed to

be
the

consideration

or

price

received

or

receivable

for

any

such
Securities

and

(y)

the

aggregate

consideration

receivable

or
price

for

Ordinary

Shares

to

be

issued

or

otherwise

made
available upon

the exercise of

rights of subscription

attached to
any Securities

or upon

the exercise

of any

options, warrants

or
rights will

be deemed

to be that

part (which

may be the

whole)
of

the

consideration

or

price

received

or

receivable

for

such
Securities or,

as the

case may

be, for

such options,

warrants or
rights

that

are

attributed

by

UBS

Group

AG

to

such

rights

of
subscription

or,

as

the

case

may

be,

such

options,

warrants

or
rights or, if

no part

of such

consideration or price

is so

attributed,

10272857175-v14 99 70-41061831
the

Fair

Market

Value

of

such

rights

of

subscription

or,

as

the
case may

be, such

options, warrants

or rights

as at

the relevant
Effective Date, plus

in the case of each

of subclauses (x) and (y)
above, the additional minimum

consideration receivable or price
(if any)

upon the

conversion or

exchange of

such Securities,

or
upon the

exercise of

such rights or

subscription attached

thereto
or,

as the

case may

be, upon

exercise of

such options,

warrants
or

rights,

and

(z)

the

consideration

receivable

or

price

per
Ordinary Share upon the

conversion or exchange of,

or upon the
exercise

of

such

rights

of

subscription

attached

to,

such
Securities

or,

as

the

case

may

be,

upon

the

exercise

of

such
options, warrants or rights will be the aggregate

consideration or
price referred

to in

subclause (x)

or (y)

above (as

the case

may
be) divided by

the number of Ordinary

Shares to be issued

upon
such

conversion

or

exchange

or

exercise

at

the

initial
conversion, exchange or subscription price or rate;
(3)
if

the

consideration

or

price

determined

pursuant

to
subclause

(1)

or

(2)

above

(or

any

component

thereof)

is
expressed in a

currency other than

the Relevant Currency, it shall
be converted

into the

Relevant Currency

at the

Prevailing Rate
on

the

relevant

Effective

Date

(in

the

case

of

subclause

(1)
above) or

the relevant date

of first public

announcement (in the
case of subclause (2) above);
(4)
in determining the

consideration or price

pursuant to the

above,
no

deduction

shall

be

made

for

any

commissions

or

fees
(howsoever described) or

any expenses paid or

incurred for any
underwriting, placing or management of the issue of

the relevant
Ordinary

Shares or

Securities or

options, warrants

or rights,

or
otherwise in connection therewith; and
(5) the consideration or price shall be determined as provided above on

the

basis of

the

consideration

or

price

received,

receivable,
paid

or

payable,

regardless

of

whether

all

or

part

thereof

is
received, receivable, paid or payable by or to UBS Group AG or another entity.
(E)
If UBS Group

AG determines, in

its sole discretion,

that, notwithstanding
subclauses

(A)

to

(D)

of

this

Condition

9(d)(i),

a

reduction

to

the
Conversion

Price

should be

made

as a

result

of one

or more

events or
circumstances not referred to in this Condition 9(d)(i) that would require an

adjustment

to

the

Conversion

Price

in

order

to

comply

with

Swiss
mandatory

law

on

the

protection

of

holders

of

instruments

that

may
convert into shares issued out of

capital range (
Kapitalband ), conditional
capital ( bedingtes Kapital
) or Conversion

Capital, the Conversion

Price
will be reduced

(either generally or

for a specified

period) in such

manner
and with

effect

from such

date as

UBS Group

AG shall

determine

and
the

Issuer

shall

notify

to

the

Holders

in

accordance

with Condition

15
( Notices ).
(ii)
Notwithstanding Condition 9(d)(i):
(A)
where
(1)
the events or

circumstances giving rise

to any adjustment

to the
Conversion Price have resulted or will result in an adjustment to the Conversion Price; or
(2)
more

than

one

event

that

gives

rise

to

an

adjustment

to

the
Conversion Price occurs within such a short period of time,

10272857175-v14 100 70-41061831
that,

in

the

opinion

of

UBS

Group

AG,

a

modification

to

the
operation of the adjustment provisions set forth in this Condition
9(d)

is

required

to

give

the

intended

result,

such

modification
will

be

made

to

the

operation

of

the

adjustment

provisions

set
forth

in

this

Condition

9(d)

as

may

be

determined

by

an
Independent Adviser

to be

in its

opinion appropriate

to give

the
intended result,

including to ensure

that (x) an

adjustment to the
Conversion

Price

or

the

economic

effect

thereof

shall

not

be
taken into account more than

once, (y) the economic effect

of an
Extraordinary

Distribution

is

not

taken

into

account

more

than
once, and

(z) to

reflect a

redenomination of

the issued

Ordinary
Shares for the time being into a new currency;
(B)
any

adjustment

to

the

Conversion

Price

will

be

subject

to

such
Conversion Price not

being less than the

par value of an

Ordinary Share
at such time (currently USD 0.10);
(C)
UBS Group AG shall

not take any

action, and shall procure

that no action
is taken, that

would otherwise result

in an adjustment

to the Conversion
Price to below the par value of an Ordinary Share then in effect;
(D)
if

any

doubt

arises

as

to

whether

an

adjustment

is

to

be

made

to

the
Conversion Price

or as

to the

appropriate adjustment

to the

Conversion
Price, UBS Group AG may in its sole

discretion appoint an Independent
Adviser and,

following consultation

between UBS

Group AG

and such
Independent Adviser,

a written

opinion of

such Independent

Adviser in
respect

thereof

will

(in

the

absence

of

wilful

default,

bad

faith

and
manifest

error)

be

conclusive

and

binding

on

UBS

Group

AG

and

the
Holders;
(E)
no

adjustment

will

be

made

to

the

Conversion

Price

where

Ordinary
Shares

or

other

securities

(including

rights,

warrants

and

options)

are
issued, offered, exercised, allotted, purchased,

appropriated, modified or
granted

to,

or

for

the

benefit

of,

employees

or

former

employees
(including directors

holding or

formerly holding

executive office

or the
personal

service

company

of

any

such

person)

or

their

spouses

or
relatives,

in each

case, of

UBS Group

AG or

any of

its subsidiaries

or
any

associated

company

or

to

a

trustee

or

trustees

to

be

held

for

the
benefit

of

any

such

person,

in

any

such

case

pursuant

to

any

share

or
option scheme; and
(F)
on any

adjustment,

if the

resultant Conversion

Price has

more

decimal
places than

the initial

Conversion Price,

it will

be rounded

to the

same
number of decimal places as the initial Conversion Price. No adjustment
will be

made

to the

Conversion

Price where

such adjustment

(rounded
down if

applicable) would

be less

than one

per cent.

of the

Conversion
Price then in effect. Any adjustment not required

to be made, and/or any
amount by

which the Conversion

Price has been

rounded down, will

be
carried forward and

taken into account

in any subsequent

adjustment, and
such subsequent adjustment will

be made on the

basis that the

adjustment
not required

to be

made had

been made

at the

relevant time

and/or that
the relevant rounding down had not been made, as the case may be.
(iii)
The

Issuer

shall

give

notice

of

any

adjustments

to

the

Conversion

Price

made
pursuant

to this

Condition

9(d) to

the Holders

in accordance

with Condition

15
( Notices ) promptly after the determination thereof.
(iv)
References

in

these

Terms

and

Conditions

to

any

issue

or

offer

or

grant

to
Shareholders "as a

class" or "by

way of rights"

shall be taken

to be references

to
an

issue

or

offer

or

grant

to

all

or

substantially

all

Shareholders,

other

than
Shareholders to

whom, by reason

of the laws

of any

territory or

requirements of
any recognised regulatory body or any other stock exchange or securities market

10272857175-v14 101 70-41061831
in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.
(e)
Qualifying Relevant Event
(i)
Upon

the

occurrence

of

a

Relevant

Event

that

is

a

Qualifying

Relevant

Event,
then:
(A)
upon

the

occurrence

of

a

Conversion

Event

where

the

applicable
Conversion

Date

falls

on

or

after

the

New

Conversion

Condition
Effective Date,
(1)
the Notes

shall be

converted on

such Conversion

Date into,

or
be exchanged on

such Conversion Date for,

as the case may

be,
Relevant

Shares

of

the

Approved

Entity,
mutatis

mutandis
as
provided

in accordance

with this

Condition

9, at

a Conversion
Price that shall be the New Conversion Price; and
(2)
the Issuer shall

procure the issue

and/or delivery of

the relevant
number of Relevant Shares

of the Approved

Entity in the

manner
provided in

this Condition

9 (as

may be

amended

as described
in the definition of the term New Conversion Condition); and
(B)
the

New

Conversion

Price

shall

be

subject

to

adjustment

in

the
circumstances

provided

in

this

Condition

9

for

the

adjustment

of

the
Conversion Price (if necessary with such amendments as an Independent
Adviser shall determine

to be appropriate)

and the Issuer

shall give notice
in

accordance

with

Condition

15

(
Notices
)

to

the

Holders

of

the

New
Conversion Price and of any such amendments thereafter.
(ii)
Upon the

occurrence of

a Relevant

Event, the

Issuer shall

give notice

thereof to
the Holders in

accordance with

Condition 15

(
Notices
) within 10

Business Days
following the occurrence of such Relevant Event, which notice shall:
(A)
specify the identity of the Acquiror;
(B)
specify whether

the Relevant Event

is a Qualifying

Relevant Event or

a
Non-Qualifying Relevant Event;
(C)
in the case of a Qualifying

Relevant Event, specify the

New Conversion
Price; and
(D)
if applicable, specify the New

Conversion Condition Effective Date.
(iii)
For

the

avoidance

of

doubt,

upon

the

occurrence

of

a

Relevant

Event

that

is

a
Non-Qualifying Relevant Event, the provisions

of this clause (e) shall (subject to
the subsequent

operation of

this clause

(e) upon

the occurrence

of a

subsequent
Relevant

Event)

not

apply,

and

the

Notes

will

continue

to

be

convertible

into
Ordinary Shares

pursuant to

and in

accordance with

the other

provisions of

this
Condition

9

(
Conversion
),

if

and

when

the

Issuer

gives

a

Trigger

Event
Conversion

Notice

or

a

Viability

Event

Conversion

Notice

in

accordance

with
Condition 7 (
Trigger Event and Viability

Event
).
(iv)
For purposes of these Terms and Conditions:
" Acquiror
" means the Person

(including a Governmental Entity)

that, following
a Relevant Event, controls UBS Group AG.
"
Approved

Entity"
means

an

Acquiror

that

is

body

corporate

that

is
incorporated

or established

under the

laws of

an OECD

member state

and that,
on the occurrence of the Relevant Event, has in issue Relevant Shares.

10272857175-v14 102 70-41061831
"
Governmental

Entity
" means (x)

the Swiss Confederation,

(y) an

agency of

the
Swiss

Confederation

or

(z)

a

person

or

entity

(other

than

a

body

corporate)
controlled by the Swiss Confederation or any such agency referred to in clause (y);
provided , however
,

that,

if

UBS

Group

AG

is

at

any

time

organised

in

a
jurisdiction

outside

of

Switzerland,

references

in

this

definition

to

"the

Swiss
Confederation"

shall

be

read

as

references

to

the

government

of

such

other
jurisdiction.
The

"
New

Conversion

Condition
"

shall

be

satisfied

in

respect

of

a

Relevant
Event

if,

by

no

later

than

seven

days

following

the

occurrence

of

such

Relevant
Event, (x) UBS Group

AG has, to the

satisfaction of UBS Group

AG, entered into
arrangements

with

the

Approved

Entity

that

provide

for

delivery

of

Relevant
Shares

of

the

Approved

Entity

on

Conversion

on

terms
mutatis

mutandis
as
provided in

the provisions

of this

Condition 9,

and (y)

the Issuer

has entered

into
such

agreements

and

arrangements,

and

made

such

amendments

to

these

Terms
and

Conditions,

as

may

be

required

to

ensure

that,

with

effect

from

the

New
Conversion Condition Effective

Date, the Notes shall,

following the occurrence of
a Conversion

Event, be

convertible into,

or exchangeable

for,

Relevant Shares

of
the

Approved

Entity,
mutatis

mutandis
in

accordance

with,

and

subject

to,

this
Condition

9

(as

may

be

so

amended)

at

the

New

Conversion

Price;
provided ,
however
,

that,

any

failure

to

enter

into

the

arrangements

and

agreements

and/or
make

the

amendments

described

in

clauses

(x)

and

(y)

shall

not

constitute

a
default or an Event of Default under these Terms

and Conditions.
"
New

Conversion

Condition

Effective

Date
" means

the date

with effect

from
which the New Conversion Condition has been satisfied.
"
New Conversion

Price
" means,

in respect

of any

Conversion Date

falling on

or
after the New Conversion Condition

Effective Date, the amount determined

by the
Issuer in accordance with the following formula:
where:
NCP

is the New Conversion Price.
ECP

is the Conversion Price

in effect on

the last dealing day prior
to the New Conversion Condition Effective Date.
VWAPRS

is the average

of the Volume

Weighted

Average

Price of the
Relevant

Shares

of

the

Approved

Entity

(translated,

if
necessary,

into the

Relevant Currency

at the

Prevailing Rate
on the relevant

dealing day) on

each of the

five dealing days
ending on

the last dealing

day prior

to the date

on which

the
Relevant

Event

occurred

(and

where

references

in

the
definition

of

"Volume

Weighted

Average

Price"

to
"Ordinary

Shares"

shall

be

construed

as

a

reference

to

the
Relevant Shares of

the Approved Entity

and in the definition
of

"dealing

day",

references

to

the

"Relevant

Stock
Exchange"

shall

be

to

the

primary

Recognised

Stock
Exchange

on

which

the

Relevant

Shares

of

the

Approved
Entity

are

then

listed,

admitted

to

trading

or

accepted

for
dealing).
VWAPOS

is the average

of the Volume

Weighted

Average

Price of the
Ordinary

Shares

(translated,

if

necessary,

into

the

Relevant
Currency at

the Prevailing

Rate on

the relevant

dealing day)
on each of the five dealing days ending on

10272857175-v14 103 70-41061831
the

last

dealing

day

prior

to

the

date

on

which

the

Relevant
Event occurred.
"
Non-Qualifying

Relevant

Event
"

means

a

Relevant

Event

that

is

not

a
Qualifying Relevant Event.
" Qualifying Relevant Event
" means a Relevant

Event where:
(A)
the Acquiror is an Approved Entity; and
(B)
the New Conversion Condition is satisfied.
A

"
Relevant

Event
"

will

have

occurred

if,

on

or

after

the

occurrence

of

a
Conversion

Capital

Availability

Event,

any

Person

or

Persons

acting

in

concert
acquires

control

of

UBS

Group

AG

(other

than

as

a

result

of

an

Exempt
Reorganisation).

For

the

purposes

of

this

definition

"Relevant

Event",

"
control "
means the acquisition

or holding

of legal or

beneficial ownership

of more

than 95
per

cent.

of

the

issued

Ordinary

Shares

of

UBS

Group

AG

(whether

obtained
directly or indirectly

and whether obtained

by ownership of

share capital, contract
or

otherwise)

and,

as

a

consequence

thereof,

the

Ordinary

Shares

are

no

longer
admitted to trading

on any Recognised

Stock Exchange, and

"
controlled " shall be
construed accordingly.
"
Relevant

Shares
"

means,

in

respect

of

an Acquiror,

ordinary

share capital

of
such Acquiror that constitutes

equity share capital or

the equivalent (or

depositary
or other receipts representing the same) that is listed and admitted to trading on a
Recognised Stock Exchange.
(f)
Procedure for settlement and delivery of Ordinary Shares on Conversion
Ordinary Shares to

be issued on Conversion

shall be delivered subject

to and as provided
below.
(g)
Fractions
Fractions of

Ordinary Shares will

not be issued

or delivered pursuant

to these Terms

and
Conditions on Conversion and no cash payment

will be made in lieu thereof. The number
of Ordinary

Shares to be

issued and delivered

to the Settlement

Share Depository

for the
benefit

of each

Holder

in respect

of a

Conversion

shall

be calculated

by the

Settlement
Agent on the basis of the aggregate principal amount of Notes held by such Holder on the
applicable Conversion Date and rounded down, if necessary,

to the nearest whole number
of Ordinary Shares.
(h)
Procedure for delivery in respect of a Conversion
(i)
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary
under

Swiss law,

shall

on or

prior

to the

applicable

Conversion

Date

issue and
deliver to the Settlement

Share Depository such number

of Ordinary Shares as is
required to satisfy

in full its obligation

to deliver Ordinary

Shares to the

Holders
in respect

of the

Conversion on

the applicable

Conversion Date.

Receipt by

the
Settlement

Share

Depository

of

such

Ordinary

Shares

shall

be

a

good

and
complete discharge of the

Issuer's (and, if UBS Group AG

is not the Issuer, UBS
Group AG's) obligations in respect of the Notes. If the Issuer is unable to appoint
a

Settlement

Share

Depository

on

or

prior

to

the

giving

of

the

Trigger

Event
Conversion Notice

or Viability

Event Conversion

Notice, as

the case

may be,

it
shall make such other arrangements for the issuance and delivery of the Ordinary
Shares to be issued and delivered upon Conversion to the Holders as it considers, in its

sole discretion,

to be

reasonable

in the

circumstances,

which may

include
issuing and

delivering such

Ordinary Shares

to another

independent nominee

to
be held on trust for the Holders or issuing and delivering such Ordinary Shares to the Holders directly,

which issuance and delivery shall irrevocably discharge

and
satisfy all of the Issuer's obligations under the Notes as if the relevant Ordinary

10272857175-v14 104 70-41061831
Shares had been issued

and delivered to the

Settlement Share Depository

and, in
which

case,

where

the

context

so

admits,

references

in

these

Terms

and
Conditions to

the issue

and delivery

of Ordinary

Shares to

the Settlement

Share
Depository shall be construed accordingly and apply mutatis mutandis .
(ii)
Subject

to

the

making

of

a

Settlement

Shares

Offer

and

as

otherwise

provided
herein,

the

Settlement

Agent

shall

give

instructions

to

the

Settlement

Share
Depository

for

the

relevant

Ordinary

Shares

to

be

delivered

by

the

Settlement
Share

Depository

on

the

applicable

Settlement

Date

to

the

Holders,

and

the
Settlement

Share

Depository

shall

procure

that

the

Ordinary

Shares

are

so
delivered to the Holders on the applicable Settlement Date.
(iii)
In respect

of a Conversion

as a result

of the occurrence

of a Trigger

Event only,
following receipt by the

Settlement Share Depository of

the Ordinary Shares and
the resulting good and complete discharge of the Issuer's obligations in respect of the Notes as

described in subclause (i)

above, the Issuer may, in its

sole discretion,
appoint

a

placement

agent

(the

"
Settlement

Shares

Offer

Agent
")

acting

on
behalf, and for the accounts, of the Holders

to conduct an offering of the Ordinary
Shares

to

which

the

Holders

are

otherwise

entitled

(a

"
Settlement

Shares
Offer
"). In the

relevant Trigger

Event Conversion

Notice, the Issuer

shall notify
the Holders whether it

will appoint such

Settlement Shares Offer Agent

to conduct
such a

Settlement Shares

Offer.

If it

does so

appoint

a Settlement

Shares Offer
Agent,

it

will

instruct

the

Settlement

Share

Depository

to

deliver

the

relevant
Ordinary Shares

to or

to the

order of

the Settlement

Shares Offer

Agent for

this
purpose prior

to the

end of

the Offer

Settlement Period.

Such Settlement

Shares
Offer shall

be made

(x) at

a net price

per Ordinary

Share, which,

translated into
the

Relevant

Currency

at

the

Prevailing

Rate

at

the

date

of

the

Trigger

Event
Conversion

Notice, is

equal to

the Conversion

Price in

effect on

the date

of the
Trigger Event

Conversion Notice,

and (y)

to some or,

subject to applicable

laws
and regulations and to such an offer

being practicable in the opinion of the Issuer
in the Offer

Settlement Period, all Shareholders

on the record date

of the Trigger
Event

Conversion

Notice

then

eligible

to

participate

in

such

offer.

Any

such
Settlement Shares Offer

shall be completed

no later than

20 Business Days

after
the occurrence of the Trigger Event (the " Offer Settlement Period "). Neither the
Issuer nor the Settlement Share Depository shall incur any liability whatsoever to the Holders in respect

of the appointment of

such Settlement Shares Offer

Agent
or its conduct, save for cases of gross negligence or wilful intent.
If the Settlement Shares

Offer is fully subscribed

by or before the

end of the Offer
Settlement

Period,

Holders

shall,

pursuant

to

the

agreement

appointing

the
Settlement Shares

Offer

Agent, be

entitled to

receive from

the Settlement

Shares
Offer Agent on the fifth Business Day after the end of the

Offer Settlement Period,
in

respect

of

each

Ordinary

Share

to

which

they

were

otherwise

entitled,

cash
proceeds

received

from

the

Settlement

Shares

Offer

in

an

amount

equal

to

the
Conversion

Price

in

effect

on

the

date

of

the

Trigger

Event

Conversion

Notice
(translated,

if necessary,

into the

Relevant Currency

at the

Prevailing

Rate at

the
date

of

the

Trigger

Event

Conversion

Notice).

If

the

Settlement

Shares

Offer

is
only partially

subscribed by

the end

of the

Offer Settlement

Period, Holders

shall
in aggregate

be entitled

to receive

on a
pro

rata
basis (x)

cash proceeds

received
from such

Settlement Shares

Offer in

an amount

equal to

the Conversion

Price in
effect on the date of the

Trigger Event Conversion

Notice (translated, if necessary,
into the

Relevant Currency

at the Prevailing

Rate at

the date

of the

Trigger Event
Conversion

Notice)

multiplied

by

the

aggregate

number

of

Ordinary

Shares sold
on

the

fifth

Business

Day

after

the

end

of

the

Offer

Settlement

Period

from

the
Settlement

Shares

Offer

Agent,

pursuant

to

the

agreement

appointing

the
Settlement

Shares

Offer

Agent,

and

rounding

the

resulting

figure

to

the

nearest
sub-unit

of

the

Relevant

Currency

(one

half

of

any

such

sub-unit

being

rounded
upwards),

together

with

(y)

the

number

of

Ordinary

Shares

not

subscribed
pursuant to the Settlement Shares Offer within the period

specified below from the
Settlement

Share

Depository.

If

no

Ordinary

Shares

are

subscribed

in

the
Settlement Shares Offer, Holders

shall be

entitled to receive

the relevant

Ordinary

10272857175-v14 105 70-41061831
Shares

within

the

period

specified

below

from

the

Settlement

Share

Depository.
Notwithstanding

Condition

10

(
Payments;

Agents
),

any

cash

proceeds

that

the
Holders are

entitled to receive

pursuant to this

subclause (iii) shall

be delivered

to
the Holders in accordance with clause (j) of this Condition 9.
In relation to any Ordinary Shares not sold pursuant to a

Settlement Shares Offer,
the Settlement Agent shall give instructions to the Settlement Shares Offer Agent for such Ordinary Shares to be delivered by the Settlement Shares Offer Agent to the

relevant

Holders

within

five

Business

Days

after

the

end

of

the

Offer
Settlement Period.
(i)
Taxes and duties
None

of

the

Issuer,

any

other

member

of

the

Group,

any

Agent,

the

Settlement

Share
Depository

and

the

US

Transfer

Agent

will

pay

any

capital,

stamp,

issue,

registration,
transfer or other

taxes or duties arising

upon Conversion or

that may arise or

be paid as a
consequence

of

or

in

connection

with

the

issue

and

delivery

of

Ordinary

Shares

to

the
Settlement

Share

Depository

or

the

delivery

of

any

Ordinary

Shares

to

the

relevant
recipient

in

accordance

with

the

instructions

given

in

the

relevant

Settlement

Shares
Settlement Notice.

A Holder

must pay

any capital,

stamp, issue,

registration,

transfer or
other taxes or duties

arising upon Conversion or that

may arise or be

paid as a consequence
of or

in connection

with the

issue and

delivery of

the Ordinary

Shares to

the Settlement
Share

Depository

or

the

delivery

of

the

Ordinary

Shares

to

the

relevant

recipient

in
accordance

with

the

instructions

given

in

the

relevant

Settlement

Shares

Settlement
Notice, and such Holder must pay all, if any,

such taxes and duties arising by reference to
any disposal

or deemed

disposal of

such Holder's

Notes or

interest therein.

Any capital,
stamp, issue,

registration, transfer

or other

taxes or

duties arising

on delivery

or transfer
of Ordinary Shares

to a purchaser

in any Settlement

Shares Offer

shall be payable

by the
relevant purchaser of those Ordinary Shares.
(j)
Delivery of Ordinary Shares and cash proceeds received from a Settlement Shares Offer
UBS Group AG, with the assistance of the Settlement

Agent where necessary under Swiss
law,

will

issue

and

deliver

the

Ordinary

Shares

required

to

be

issued

and

delivered

on
Conversion

to

the

Settlement

Share

Depository

on

behalf

of

the

Holder

of

the

relevant
Note(s).

The

Issuer

(or

another

party

so

authorised

by

the

Issuer)

shall

instruct

the

US
Transfer

Agent to

credit such

Ordinary

Shares to

a nominee

account in

the name

of the
Settlement

Share

Depository

to

be

held

on

behalf

of

the

Holders

on

the

applicable
Conversion Date. Receipt by the Settlement Share Depository of such Ordinary Shares on the

applicable

Conversion

Date

shall

be

a

good

and

complete

discharge

of

the

Issuer's
obligations in respect of the Notes as described in subclause (h)(i) of this Condition 9.
In order

to obtain

delivery from

the Settlement

Share Depository

of the

Ordinary Shares
and/or cash proceeds

received from a Settlement

Shares Offer,

in each case to

which it is
entitled pursuant to this Condition 9, a Holder will be required to deliver to the Settlement
Share

Depository

(or

any of

its agent

designated

for

such purpose

in

the

Trigger

Event
Conversion

Notice

or

Viability

Event

Conversion

Notice,

as

applicable)

an

executed
settlement shares settlement notice substantially in the form that may be obtained from the
Specified Office of the Settlement Agent (a "
Settlement Shares Settlement

Notice
") and
the relevant Certificate representing

the relevant Note to the Settlement

Share Depository
(or any of

its agents designated

for such purpose

in the Trigger

Event Conversion Notice
or Viability Event

Conversion Notice) on or before the Settlement Notice Cut-off Date.

If
such

Settlement

Shares

Settlement

Notice

or

Certificate

is

delivered

after

the

end

of
normal

business hours

at the

Specified

Office

of the

Settlement Share

Depository,

such
delivery

shall be

deemed for

all purposes

to have

been made

or given

on the

following
New York

Business Day.

The Settlement

Shares Settlement

Notice must

contain certain
information, including

the name

of the

relevant recipient

in which

the relevant

Ordinary
Shares are to be registered directly

on the books of the

US Transfer, and Settlement Shares
Settlement Notices and Certificates

must be delivered to

the Settlement Share Depository
(or any of

its agents designated

for such purpose

in the Trigger

Event Conversion Notice
or Viability Event Conversion

Notice, as applicable) in accordance with the procedures

10272857175-v14 106 70-41061831
described in the relevant

Trigger Event Conversion

Notice or Viability

Event Conversion
Notice, as applicable; provided , however
, that, if the Notes are represented by one or

more
Global

Certificates

deposited

with,

or

with

a

custodian

for,

the

Depositary,

then

the
Settlement

Shares

Settlement

Notice

must

be

given

in

accordance

with

the

standard
procedures

of

the

Depositary

(which

may

include,

without

limitation,

delivery

of

the
notice to the

Settlement Share

Depository by

electronic means)

and in a

form acceptable
to the

Depositary,

the Settlement

Agent and

the Settlement Share

Depository.

Subject as
otherwise

provided

herein,

the

relevant

Ordinary

Shares

and/or

cash

proceeds

of

a
Settlement

Shares

Offer

will

be

delivered

by

or

on

behalf

of

the

Settlement

Share
Depository

or the

Settlement Shares

Offer

Agent,

as applicable,

in accordance

with the
instructions given in the relevant

Settlement Shares Settlement Notice;
provided , however ,
that,

if

the Notes

are represented

by one

or more

Global

Certificates

deposited

with, or
with a custodian for, the

Depositary, then delivery of any

such cash proceeds shall

be made
by the Settlement

Shares Offer Agent

in accordance with

the Depositary's practices

from
time to time.
If

a

Holder

delivers

a

valid

Settlement

Shares

Settlement

Notice

and

the

relevant
Certificate on

or before

the Settlement

Notice Cut-off

Date, then

the Ordinary

Shares will
be delivered in respect

of the relevant Note(s)

by way of registering

the Ordinary Shares in
the

name

of the

relevant recipient

directly

on the

books

of the

US Transfer

Agent

on the
applicable

Settlement

Date

or such

other

date

as is

specified

for

delivery.

Once Ordinary
Shares are

registered in

the name

of the

relevant recipient

directly on

the books

of the

US
Transfer

Agent,

such

relevant

recipient,

as

Shareholder,

is

expected

to

receive

periodic
account statements

from the US

Transfer Agent

with respect to

its Ordinary Shares.

At the
time

of

delivery

of

any

Ordinary

Shares

to

the

relevant

recipient

by

registration

of

such
Ordinary

Shares

directly

on

the

books

of

the

US

Transfer

Agent,

the

then-valid

share
registration

rules

of

UBS

Group

AG

will

apply,

and

UBS

Group

AG

does

not

offer

any
assurance or

guarantee that

such relevant

recipient will

be accepted

as a

Shareholder with
voting rights in the share register of UBS Group AG.
If a Holder fails to

deliver a Settlement Shares Settlement

Notice or the relevant

Certificate
on or

before the

Settlement Notice

Cut-off

Date or

if a

Holder has

delivered a

Settlement
Shares

Settlement

Notice

and

the

relevant

Certificate

on

or

prior

the

Settlement

Notice
Cut-off

Date

but

such

Settlement

Shares

Settlement

Notice

has

been

determined

by

the
Settlement

Share

Depository

to

be

null

and

void,

then

the

Settlement

Share

Depository
shall

continue

to

hold

the

relevant

Ordinary

Shares

and/or,

as

applicable,

cash

proceeds
received

from

a

Settlement

Shares

Offer,

in

each

case

to

which

such

Holder

is

entitled
pursuant

to

this

Condition

9,

until

a

valid

Settlement

Shares

Settlement

Notice

(and

the
Certificate

representing

the

relevant

Notes)

is

so

delivered

by

such

Holder.

If

any

such
Ordinary

Shares

or

such

cash

proceeds

received

from

a

Settlement

Shares

Offer

(as
applicable)

have

not

been

claimed

during

the

10-year

and

30-day

period

commencing

on
the Final

Cancellation Date,

the relevant

claims of

the applicable

Holders are

time-barred
and

the relevant

Ordinary

Shares and

cash, as

the

case

may

be, will

be

transferred

to the
Issuer.

None

of

the

Issuer,

the

Settlement

Share

Depository

and

the

Settlement

Shares
Offer Agent

shall have

any liability

to any

Holder for

any loss resulting

from such

Holder
not receiving any such Ordinary Shares and/or cash proceeds.
If not previously

cancelled on the applicable

Settlement Date, the

relevant Notes shall

be
cancelled on

the Final

Cancellation Date

and any

Holder delivering

a Settlement

Shares
Settlement Notice after

the Settlement Notice

Cut-off Date will have

to provide evidence
of its entitlement

to the relevant Ordinary

Shares and/or cash

proceeds from a

Settlement
Shares

Offer,

as

applicable,

satisfactory

to

the

Settlement

Share

Depository

in

its

sole
discretion in

order to

receive delivery

of such Ordinary

Shares or such

cash proceeds,

as
applicable. None of the Issuer, the Settlement Share Depository and the Settlement Shares
Offer Agent shall have any liability to any Holder for any loss resulting from such Holder
not receiving

any

Ordinary

Shares or

cash

proceeds

from a

Settlement

Shares

Offer,

as
applicable, or from any delay in the receipt thereof, in each case as a result of such Holder failing to submit a valid Settlement

Shares Settlement Notice and any relevant

Certificate
(if applicable), on a timely basis or at all.

10272857175-v14 107 70-41061831
Any

determination

as

to

whether

any

Settlement

Shares

Settlement

Notice

has

been
properly

completed

and

delivered

together

with

the

relevant

Certificate(s)

as

provided

in
these Terms

and Conditions, or

whether any evidence

of entitlement to

Ordinary Shares or
cash proceeds

received from

a Settlement

Shares Offer,

as applicable,

is satisfactory,

shall
be made

by the

Settlement Share

Depository

in its

sole discretion

and shall

be conclusive
and

binding

on

the

relevant

Holders.

In

the

case

of

Notes

represented

by

a

Global
Certificate,

any

Settlement

Shares

Settlement

Notice

delivered

prior

to

the

day

following
the Suspension Date will be null and void.
(k)
Ordinary Shares
The

Ordinary

Shares

issued

and

delivered

on

Conversion

will

be

fully

paid

and

non-
assessable and

will in all

respects rank
pari passu
with the fully

paid Ordinary

Shares in
issue on the

relevant Share Creation

Date, except in

any such case for

any right excluded
by mandatory provisions of applicable

law, and

except that the Ordinary Shares so issued
and

delivered

will not

rank

for

(or,

as the

case

may

be,

the relevant

Holder

will not

be
entitled to receive)

any rights, distributions

or payments the record

date or other due

date
for

the establishment

of entitlement

for

which

falls

prior

to the

relevant

Share Creation
Date.
All Ordinary Shares

issued and delivered

to Holders upon

Conversion are expected

to be
"restricted

securities" within

the meaning

of Rule

144 under

the US

Securities Act,

and
accordingly,

any Holder

who receives

Ordinary Shares

upon Conversion

will be

subject
to restrictions

under

the US

Securities Act

on its

ability to

resell such

Ordinary

Shares.
Subject to applicable

law and the policies

and procedures of

the US Transfer

Agent from
time to time,

through the US Transfer

Agent, Holders who receive

Ordinary Shares upon
Conversion are expected

to be able to

effect transfers of

such Ordinary Shares

with other
Shareholders

holding

their

Ordinary

Shares

through

the

US

Transfer

Agent,

or

with
Shareholders holding

their Ordinary Shares

via DTC through

custodian banks

or brokers
by means of DTC's Direct Registration System.
(l)
Purchase or redemption of Ordinary Shares
UBS Group AG or any

of its subsidiaries may exercise such

rights as it may from

time to
time enjoy to purchase

or redeem or buy back

any shares or securities of

UBS Group AG
(including Ordinary Shares) or any depositary or other receipts or certificates representing the same without the consent of Holders.
(m)
Determinations to be made by an Independent Adviser
In the

case of

any determination

that is

required to

be made

by an

Independent Adviser
under these

Terms

and Conditions,

the Issuer shall

use reasonable

endeavours to appoint
an

Independent

Adviser

to

make

such

determination;
provided , however
,

that,
notwithstanding the other provisions of these Terms and Conditions, if the Issuer is unable
to

so

appoint

an

Independent

Adviser

or

the

Independent

Adviser

so

appointed

by

the
Issuer fails to make

such determination, the Issuer, acting

in good faith

and a commercially
reasonable manner, will make such determination.
Any

determination

that

is

made

by

an

Independent

Adviser

under

these

Terms

and
Conditions will be made in the sole discretion of such Independent Adviser acting in good faith and in a commercially reasonable manner.
(n)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions given, expressed, made or obtained by an

Independent Adviser or the Settlement
Agent for purposes of this Condition 9 will (in the absence of wilful default, bad faith and manifest error)

be binding

on the

Issuer,

the Agents

and the Holders

and (in

the absence
of wilful

default and

bad faith)

no liability

to the

Issuer or

the Holders

will attach

to the
Independent

Adviser

or

the

Settlement

Agent

in

connection

with

the

exercise

or

non-

10272857175-v14 108 70-41061831
exercise by the Independent Adviser or the Settlement Agent of its powers,

duties and
discretions under this Condition 9.
10.
PAYMENTS;

AGENTS
(a)
All payments

required to

be made

under the

Notes will

be made

available in

good time
in freely disposable

funds in USD, which

will be placed

at the free disposal

of the Fiscal
Agent on

behalf of the

Holders. If the

Scheduled Due

Date for any

payment (whether

in
respect

of

principal,

interest

or

otherwise)

in

respect

of

the

Notes

is

not

a

Payment
Business

Day,

then

the

Holders

will

not

be

entitled

to

payment

thereof

until

the

first
Payment

Business Day

following

the Scheduled

Due Date,

and

the Holders

will not

be
entitled to

any additional

sum in

relation to

such payment.

All payments

required

to be
made under

the Notes

(including,

for the

avoidance of

doubt, any

Additional Amounts)
shall

be

made

to

the

Holders

in

USD

without

collection

costs,

without

any

restrictions
and

whatever

the

circumstances

may

be,

irrespective

of

nationality,

domicile

or
residence

of the

relevant

Holder and

without

certification,

affidavit

or the

fulfilment of
any

other

formality;
provided , however
,

that,

in

the

case

of

Notes

represented

by
Definitive Certificates,

such Definitive Certificates

must be presented

and, in the

case of
redemption,

surrendered

at

the

Specified

Office

of

the

relevant

Paying

Agent

as

a
condition to receipt of any such payment.
(b)
The receipt

by the

Fiscal Agent

of the

due and

punctual payment

of funds

in USD

will
release the Issuer from its obligations under the Notes to the extent of such payment.
Subject to clause (d) of this Condition 10:
(i) the Issuer reserves the right to terminate the appointment of any Agent, as well as to appoint or, after any such appointment, to terminate the appointment of, one or more other paying agents to carry out any payment, calculation or other functions in respect of the Notes

(each, a "
Paying Agent "), provided
that (A) so long as

any
Note

is

outstanding,

there

will

at

all

times

be

a

Fiscal

Agent,

a

Registrar,

a
Calculation Agent and a Settlement

Agent, (B) for so long as the Notes are

listed
on

the

SIX

Swiss

Exchange

and

if

then

required

by

the

regulations

of

the

SIX
Swiss Exchange, the

Issuer shall maintain

a Paying Agent

in Switzerland, which
agent shall have an

office in Switzerland and be a

bank or securities dealer

subject
to supervision by

FINMA, to perform

the functions of

a Swiss paying agent

(the
"
Swiss

Paying

Agent
"),

and

(C)

any

successor

Calculation

Agent

must

be

a
leading

bank

or

financial

institution

that

is

experienced

in

the

calculations

and
determinations to be made by the Calculation Agent; and
(ii)
if at any time the Fiscal Agent, the Registrar,

the Calculation Agent, or the Swiss
Paying Agent,

(A) becomes

incapable of

acting, or

(B) is

adjudged bankrupt

or
insolvent, or files a voluntary petition

in bankruptcy,

or makes an assignment for
the benefit

of its

creditors, or

consents to

the appointment

of a

receiver of

all or
any substantial part of its property, or admits in

writing its inability to pay or

meet
its

debts

as

they

mature,

or

if

an

order

of

any

court

is

entered

approving

any
petition filed

by or

against it

under the

provisions of

any applicable

bankruptcy
or

insolvency

law,

or

if

a

receiver

of

it

or

of

all

or

any

substantial

part

of

its
property is appointed, or if any public officer takes charge or control of it or of its property

or affairs

for

the purpose

of rehabilitation,

conservation

or liquidation
(any

such event,

an "
Agent

Insolvency

Event
"),

then

the Issuer

will terminate
the appointment of such

Agent in accordance with

the Fiscal Agency Agreement
and appoint a successor Agent; and
(iii)
if at any

time the Calculation

Agent fails to

(A) determine the

Treasury Yield

or
the Reset Interest Rate

or duly calculate the Reset

Interest Amount for any

Reset
Interest

Period

or

the

interest

amount

payable

on

the

Redemption

Date

(if

the
Notes are

to be

redeemed pursuant

to Condition

6 (
Redemption and

Purchase
))
or (B) comply with any other requirement in relation to the Notes, then the Issuer will terminate

the appointment

of the

Calculation Agent

in accordance

with the
Fiscal Agency Agreement and appoint a successor Calculation Agent; provided ,

10272857175-v14 109 70-41061831
however
, that,

if the

Calculation Agent

duly calculates

such Reset Interest

Rate,
Reset

Interest

Amount

or

interest

amount

payable

on

the

Redemption

Date,

as
the

case

may be, prior

to its

termination

(and

the appointment

of its

successor)
taking effect

in accordance

with clause

(d) of

this Condition

10, the

Issuer may
elect,

in

its

sole

discretion

and

upon

notice

to

the

Holders

in

accordance

with
Condition 15

(
Notices ), to cancel such termination (and appointment).
(c)
Any

appointment

or

termination

of

appointment

of,

or

any

resignation

by,

any

Agent
(other than the Settlement Agent) may only take effect not more than 45 and not less than
30

days

after

the

Issuer

has

notified

the

Holders

of

such

appointment,

termination

or
resignation in accordance with

Condition 15 (
Notices ); provided , however
, that, in

the case
of

the

termination

of

an

Agent

with

respect

to

which

an

Agent

Insolvency

Event

has
occurred, such termination

may take effect

prior to

the expiry of

such 30-day notice

period,
so long as a successor Agent has

been appointed to the extent required by the immediately
succeeding sentence.

Notwithstanding the foregoing,

any termination of

the appointment
of,

or

resignation

by,

the

Fiscal

Agent,

the

Registrar,

the

Swiss

Paying

Agent

or

the
Calculation

Agent

may

not take

effect

until the

Issuer has

appointed

a successor

Fiscal
Agent,

Registrar,

Swiss

Paying

Agent

or

Calculation

Agent,

as

applicable;
provided ,
however
, that,

if no

such successor

has been

appointed within

30 days

of the

scheduled
effectiveness

of such

termination

or resignation,

any

Holder (on

behalf

of itself

and all
others

similarly

situated)

or,

pursuant

to

and

in

accordance

with

the

Fiscal

Agency
Agreement, the

Fiscal Agent,

the Registrar,

any Paying

Agent or

the Calculation

Agent,
as the case may

be, may petition

any court of competent

jurisdiction for the

appointment
of a successor, at the expense of the Issuer.
(d)
Subject to

subclause (c)(i)

of this

Condition 10,

the Issuer

may appoint

or terminate

the
appointment of a Settlement

Agent, and a Settlement

Agent may resign, at

any time. The
Issuer

will

notify

the

Holders

of

any

such

appointment,

termination

or

resignation

in
accordance with Condition 15 ( Notices ).
11.
TAXATION
(a)
All payments to

be made by or

on behalf of the

Issuer in respect of

the Notes (including,
for

the

avoidance

of

doubt,

payments

by

a

Paying

Agent)

shall

be

made

without
withholding

or

deduction

for,

or

on

account

of,

any

present

or

future

taxes,

duties,
assessments

or

other

government

charges

of

any

nature

("
Taxes
")

imposed,

levied,
collected,

withheld

or assessed

by or

on behalf

of any

Tax

Jurisdiction

or any

political
subdivision thereof or any authority of or in

a Tax Jurisdiction or any political subdivision
thereof

having

the

power

to

impose,

levy,

collect,

withhold

or

assess

Taxes,

unless
withholding, deduction or accounting for such Taxes

is required by law.
(b)
In the

event that

any payment

to be

made by

or on

behalf of

the Issuer

in respect

of the
Notes (including,

for the

avoidance of

doubt, payments

by a

Paying Agent)

is subject

to
any withholding or deduction for,

or on account of, any Taxes

by requirement of law in a
Tax

Jurisdiction

(as

determined

by

the

relevant

tax

authority

of

or

in

such

Tax
Jurisdiction),

the

Issuer

shall

pay

such

additional

amounts

as will

result

in

the

Holders
receiving

the amounts

that they

would have

received in

respect of

the Notes

if no

such
withholding or deduction had been required (" Additional Amounts ").
(c)
No

Additional

Amounts

will

be

payable

pursuant

to

clause

(b)

of

this

Condition

11

in
relation to any Note:
(i)
if the relevant

Holder is liable

for such Taxes

on such Note

as a result

of having
some connection with the relevant Tax Jurisdiction other than its mere ownership or possession of such Note or

the receipt of principal or

interest in respect thereof;
or
(ii) if such Taxes are a result of such Note having been presented for payment (where presentment is required) more than 30 days after the

Relevant Date, except to the
extent that the

Holder would have

been entitled to

receive the Additional

Amounts
if it had presented such Note for payment on the last day of the 30-day period; or

10272857175-v14 110 70-41061831
(iii)
with respect to

any Tax

collected pursuant to

Sections 1471 through

1474 of the
US

Internal

Revenue

Code,

as

amended

(the

"
Code
"),

the

regulations
promulgated

thereunder,

or

applicable

inter-governmental

agreements

or
agreements

with

the

United

States

Internal

Revenue

Service

entered

into

in
connection with

the implementation

of such

sections of

the Code,

or legislation
enacted by a

non-United States jurisdiction in

connection with the implementation
of such sections of the Code (FATCA);

or]
(iv)
where

such

withholding

or

deduction

is

required

to

be

made

pursuant

to

laws
enacted

by

Switzerland

providing

for

the

taxation

of

payments

according

to
principles similar

to those laid

down in the

draft legislation of

the Swiss Federal
Council of 3 April 2020, or otherwise changing the Swiss federal withholding tax system from

an issuer-based

system to

a paying

agent-based system

pursuant to
which

a Person

other than

the issuer

is required

to withhold

tax on

any interest
payments; or
(v)
to

the

extent

any

combination

of

subclauses

(i)

through

(iv)

of

this

clause

(c)
applies.
(d)
Any reference in these Terms

and Conditions to amounts payable

by the Issuer in respect
of the

Notes includes

(i) any

Additional

Amount payable

pursuant

to this

Condition

11
and (ii)

any sum payable

pursuant to an

obligation taken

in addition to

or in substitution
for the obligation in this Condition 11.
12.
STATUTE

OF LIMITATIONS
In accordance with Swiss law,

(a) claims for interest payments under the Notes will become time-
barred

after

the

five-year

period

and

(b)

claims

for

the

repayment

or

redemption

of

Notes

will
become time-barred after the 10-year period, in each case, commencing on the date on which such payments, repayment or redemption become due and payable.
13.
EVENTS OF DEFAULT
(a)
If

any

of

the

following

events

occurs,

such

occurrence

will

constitute

an

"
Event

of
Default ":
(i)
the

Issuer

fails

to

pay

the

principal

amount

of

any

Note

if

and

when

the

same
becomes

due

and

payable

under

these

Terms

and

Conditions,

and

such

failure
continues unremedied for a period of 30 days; or
(ii)
the Issuer

fails to

pay

any interest

on the

Notes if

and when

the same

becomes
due

and

payable under

these Terms

and

Conditions,

and

such failure

continues
unremedied for a period of 30 days; or
(iii)
the Issuer fails to observe or perform any other covenant, condition, or agreement contained in these Terms

and Conditions, and such failure

continues unremedied
for a period of 60 days after

written notice thereof from any Holder

to the Issuer;
or
(iv)
a Bankruptcy Event;
provided , however
,

that,

notwithstanding

subclauses

(i)

to

(iv)

above,

neither

(A)

the
opening

of

Restructuring

Proceedings

with

respect

to

the

Issuer nor

(B) the

exercise

of
any

Swiss

Resolution

Power

with

respect

to

the

Issuer

during

any

such

Restructuring
Proceedings nor (C) the ordering of

any Protective Measures with respect

to the Issuer that
are

ordered

or

confirmed

upon

the

opening

of

or

during

any

such

Restructuring
Proceedings will constitute a default or an Event of Default.
(b)
Upon the

occurrence of

an Event

of Default

relating to

any failure

of the

Issuer to

meet
any

payment

obligation

under

these

Terms

and

Conditions

and

subject

to

Condition

8
( Contingent Write-down ) and Condition 9 ( Conversion ), (i) such payment obligation (and such payment obligation only) will be immediately deemed a due and payable

(
fällige )

10272857175-v14 111 70-41061831
payment obligation of the Issuer, and (ii) if (A) the relevant Holder has formally requested
payment of

such payment

obligation, (B)

such payment

obligation has

not been

fulfilled
within

the

statutory

period

under

Swiss

law

commencing

after

the

date

of

such

formal
request and

(C) a writ

of payment

(
Zahlungsbefehl
) has been

issued with

respect to

such
payment obligation pursuant

to the DEBA, the

relevant Holder may

institute proceedings
against the

Issuer in

Switzerland (but

not elsewhere)

to enforce

its rights

with respect

to
such payment obligation under the DEBA.
(c)
If

a

debt

collection

or

insolvency

proceeding

with

respect

to

the

Issuer

is

instituted

in
Switzerland in accordance with

clause (b) of this

Condition 13, the Issuer shall

not (i) after
having

received

the

writ

of

payment

(
Zahlungsbefehl
)

relating

to

the

relevant

payment
obligation,

argue

or

plead

that

such

payment

obligation

is

not

due

and

payable

by

the
Issuer,

or (ii)

prior to

the declaration

of bankruptcy

(or

similar proceeding

under Swiss
insolvency laws),

make any

payment to

the relevant

Holder under

or in

connection with
the Notes.
(d)
In the

case of

any Event

of Default

arising under

subclause (a)(iii)

of this

Condition 13
and subject

to Condition

8 (
Contingent Write

-down
) and

Condition 9

(
Conversion ), any
Holder may seek

specific performance or

damages with respect

to such Event

of Default
pursuant to the

Swiss Code if

so entitled thereunder. Any

such damage claim

of any Holder
will rank junior to the rights and claims of all holders of Senior Obligations.
(e)
In the

case of

any Event

of Default

arising under

subclause (a)(iv)

of this

Condition 13
and subject

to Condition

8 (
Contingent Write

-down
) and

Condition 9

(
Conversion ), any
Holder

may,

by

written

notice

to

the

Issuer,

declare

the

principal

amount

of

any

of

its
Notes,

together

with

any

accrued

and

unpaid

interest

thereon,

immediately

due

and
payable, without presentment, demand, protest or other notice of any kind.
(f)
No

remedy

against

the

Issuer

other

than

those

described

in

this

Condition

13

will

be
available to the Holders in connection with the Issuer's obligations under these Terms and
Conditions, whether for the recovery

of amounts owing under

these Terms and Conditions
or in respect of any breach by the Issuer

of any of its other obligations under these Terms
and Conditions or otherwise. In particular, no Holder may declare (i) the principal amount
of any

Notes due

and payable

prior to

any Redemption

Date, or

(ii) any

interest on

any
Notes due and

payable prior to

the relevant Interest

Payment Date, except,

in the case

of
each of subclauses (i) and

(ii) of this

clause (f), pursuant to

clause (e) of this

Condition 13.
14.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except as otherwise specified in this Condition 14, the provisions of bondholder meetings contained

in

article

1157

et

seqq.

of

the

Swiss

Code

apply

in

relation

to

meetings

of
Holders.
(b)
If a Tax Event or a Regulatory Event has occurred, the Issuer may,

without the consent of
the Holders, either

substitute all, but

not some only, of

the Notes for, or

amend these Terms
and Conditions so that they remain or become, Compliant Securities, provided that:
(i)
neither a Tax

Event nor a Regulatory Event

arises as a result of

such substitution
or amendment;
(ii)
FINMA has

approved

such substitution

or amendment

(if such

approval is

then
required under applicable Swiss laws and regulations);
(iii)
the Issuer has given the Holders not

less than 30 days' notice of

such substitution
or

amendment

in

accordance

with

Condition

15

(
Notices
),

which

notice

will,
subject

to

subclause (v)

of this

clause

(b), be

irrevocable, and

state the

date on
which

such

substitution

or

amendment

will

be

effective

(the

"
Substitution

or
Amendment Effective Date ");
(iv) prior to the publication of any notice pursuant to subclause (iii) of this clause (b), the

Issuer

shall

deliver

to

the

Fiscal

Agent

(A)

a

certificate

signed

by

the
Authorised

Signatories

stating

that

the

relevant

requirement

or

circumstance

10272857175-v14 112 70-41061831
giving rise to the

right to substitute

or amend the terms

of the Notes,

as applicable,
pursuant to this clause (b) is satisfied and the

reasons therefor and such certificate
will be conclusive and binding on the Holders, and (B) an

opinion of independent
legal advisers of recognised standing to the effect that circumstances entitling the
Issuer

to

exercise

its

right

to

substitute

or

amend

the

terms

of

the

Notes,

as
applicable, pursuant to this clause (b) have arisen; and
(v)
no Trigger Event or Viability Event has occurred prior

to the relevant Substitution
or Amendment Effective Date.
In

connection

with any

substitution

or amendment

in accordance

with this

clause (b),

the
Issuer

shall

comply

with

the rules

of

any

stock

exchange

on

which

the

Notes

are

for

the
time being listed or admitted to trading.
(c)
In addition to its

rights under clause (b)

of this Condition 14, the

Issuer may,

without the
consent

of

the

Holders,

make

any

amendment

to

these

Terms

and

Conditions

that

it
considers to be (i) necessary

or desirable to give effect

to (A) the provisions of

clause (a)
of Condition

16 (
Issuer Substitution
) (including,

without limitation,

(x) if

the Substitute
Issuer is organised and/or

resident for tax

purposes in a

jurisdiction other than

Switzerland,
any amendments

to any

references to

the jurisdiction

of "Switzerland"

contained herein,
including,

without

limitation,

amendments

to

the

definition

of

the

term

"Bankruptcy
Event", the definition of the term "Business Day", the governing law of the subordination provisions

set

forth

in

Condition

4

(
Status

and

Subordination
)

and

the

provisions

of
Condition

13 (
Events

of Default
),

and

(y) any

amendments

to

reflect UBS

Group

AG's
guarantee described in subclause (a)(iii)

of Condition 16 (
Issuer Substitution )), or (B) the
provisions of subclause (e)(iii) and/or subclause (e)(i)(B) of Condition 9 ( Conversion ), or
(ii) formal, minor or

technical in nature,

or (iii) necessary to

correct a manifest

error, or
(iv) not materially prejudicial to the interests

of the Holders.
(d)
The Issuer shall notify the Holders of any amendments made pursuant to clause (c) of this
Condition 14 in accordance with Condition 15 ( Notices ), which notice shall state the date on which such amendment will be effective.
(e)
Any

amendment

made

pursuant

to

this Condition

14

will be

binding

on the

Holders

in
accordance with its terms.
15.
NOTICES
(a)
So long

as the

Notes are

listed on

the SIX

Swiss Exchange,

notices to

Holders shall

be
given by

the Issuer

(i) by means

of electronic

publication on

the internet

website of

SIX
Exchange Regulation Ltd ( https://www.ser-ag.com
), where notices are

as at the

Issue Date
published

under

the

address
https://www.ser-ag.com/en/resources/notifications

-market-
participants/official-notices.html#/ , or (ii) otherwise in accordance with the regulations of the SIX Swiss Exchange. Any notice will be validly given on the date of such publication or, if published more than once, on the date of the

first such publication.
(b)
If the Notes are for any reason no longer listed

on the SIX Swiss Exchange:
(i)
if the Notes

are represented

by one or

more Global

Certificates deposited with

a
custodian for

DTC, notices

to Holders

shall only

be required

to be

given by

the
Issuer in accordance with clause (c) of this Condition 15; or
(ii)
if the

Global Certificate(s)

have been

exchanged for

Definitive Certificates,

the
Issuer shall send notices to

Holders by first class

mail at their respective addresses
as recorded in the

Register, and any such notice will

be validly given on the

fourth
Business Day after the date of such mailing.
(c)
So long as the Notes

are represented by one

or more Global Certificates deposited

with a
custodian for DTC, any notices

required to be given

by the Issuer to

the Holders hereunder
shall also be given to

the Indirect Holders through the

Fiscal Agent to DTC

for forwarding
to the

Indirect Holders.

Any such

notice will

be validly

given on

the date

of delivery

to
DTC in accordance with DTC's applicable procedures.

10272857175-v14 113 70-41061831
16.
ISSUER SUBSTITUTION
(a)
The

Issuer

(for purposes

of

this Condition

16,

the "
Current

Issuer
")

may,

without

the
consent of the Holders, substitute any

entity (whether or not such

entity is organised under
the

laws

of

Switzerland)

(such

substitute

entity,

the

"
Substitute

Issuer
")

for

itself

as
principal debtor

under the

Notes upon

giving no

more than

30 and

no less

than 10

days'
notice to the Holders in accordance with Condition 15 ( Notices ), provided that:
(i)
the

Substitute

Issuer

is

UBS

Group

AG

or,

if

the

Substitute

Issuer

is

not

UBS
Group

AG,

(A)

an

exemption

exists

from

the

requirement

to

register

the
Substitute Issuer

as an

investment company

under the

US Investment

Company
Act, and (B) at least

95 per cent. of the Substitute

Issuer's capital and voting rights
are held, directly or indirectly,

by UBS Group AG;
(ii)
the

Current

Issuer

is not

in default

in

respect of

any

amount

payable

under

the
Notes at the time of such substitution;
(iii)
if the

Substitute Issuer

is not

UBS Group

AG, UBS

Group AG

has irrevocably
and

unconditionally

guaranteed

to

the

Holders,

pursuant

to

article

111

of

the
Swiss

Code

and

on

a

subordinated

basis

corresponding
mutatis

mutandis
to
Condition

4

(
Status

and

Subordination
),

(A)

the

due

and

punctual

payment

of
principal

and

interest

and

all

other

amounts

due

and

payable

by

the

Substitute
Issuer

under,

or in

respect

of, the

Notes

upon receipt

of the

written

request

for
payment

of the

relevant amount,

and (B)

upon the

occurrence of

a Conversion,
the

due

delivery

of

the

Ordinary

Shares

required

to

be

delivered

pursuant

to
Condition

9

(
Conversion
),

and

on

the

terms

whereby

subclause

(iii)

of
Condition 5(h) ( Cancellation of interest; prohibited interest ), subclause (d)(ii)(C)
of Condition

9 (
Conversion
), Condition

11

(
Taxation
), Condition

13 (
Events of
Default
) and Condition

21 (
No Set-off by

Holders
) apply to

UBS Group AG

and
to

its

obligations

under

such

guarantee

either

by

making

the

necessary
consequential

amendments

to

such

Conditions

or

including

such

Conditions
applicable to UBS Group

AG and to its obligations under

such guarantee in such
guarantee itself, as applicable;
(iv)
the Current Issuer and the Substitute Issuer (A) have entered into such documents
(the

"
Substitution

Documents
")

as

are

necessary

to

give

effect

to

such
substitution

and

pursuant

to

which

the

Substitute

Issuer

has

(x)

undertaken

in
favour of each Holder to be

bound by these Terms and Conditions as the principal
debtor

(on

a

subordinated

basis

corresponding

to

Condition

4

(
Status

and
Subordination
)) under

the Notes

in place

of the

Current Issuer

and (y)

assumed
the

obligations

of

the

Current Issuer

under

the Fiscal

Agency

Agreement,

and
(B)

procure

that all

action,

conditions

and

things required

to

be taken,

fulfilled
and done (including, without limitation, the obtaining

of any necessary consents)
to

ensure

that

the

Substitution

Documents

represent

valid,

legally

binding

and
enforceable

obligations

of

the

Substitute

Issuer

have

been

taken,

fulfilled

and
done and are in full force and effect;
(v)
if

the

Substitute

Issuer

is

resident

for

tax

purposes

in

a

jurisdiction

(the

"
New
Residence
") other than that in which the

Current Issuer prior to such substitution
was

resident

for

tax

purposes

(the

"
Former

Residence
"),

the

Substitution
Documents

contain

an

undertaking

by

the

Substitute

Issuer

and/or

such

other
provisions as

may be

necessary to

ensure that

each Holder

has the

benefit of

an
undertaking in terms

corresponding to the

provisions of Condition

11 (
Taxation )
in relation to the payment of

all amounts due and payable

under, or in

respect of,
the Notes and in

relation to the guarantee

referred to in subclause

(iii) above, with,
in the

case of

the Notes

but not

such guarantee,

the substitution

of references

to
the Former Residence with

references to the New

Residence, and an undertaking
by the Substitute Issuer to indemnify each Holder against any Tax that is imposed on

it by

(or

by any

authority in

or of)

the New

Residence and,

if different,

the
jurisdiction of the Substitute Issuer's organisation with respect to any

Note and

10272857175-v14 114 70-41061831
that would not have been so imposed had the substitution

not been made, as well
as against any Tax,

and any cost or expense, relating to such substitution;
(vi)
if

the

Substitute

Issuer

is

not

UBS

Group

AG,

FINMA

has

approved

such
substitution

(if

such

approval

is then

required

under

applicable Swiss

laws

and
regulations),

and

the

Current

Issuer

and

the

Substitute

Issuer

have

obtained

all
other

necessary

governmental

and

other

approvals

and

consents

for

such
substitution

and

for

the

performance

by

the

Substitute

Issuer

of

its

obligations
under the Substitution Documents;
(vii)
if

the

Substitute

Issuer

is

not

organised

under

the

laws

of

Switzerland,

the
Substitute

Issuer

has

appointed

a

process

agent

as

its

agent

in

Switzerland

to
receive service of process on its

behalf in relation to any legal proceedings arising
out of or in connection with the Notes; and
(viii)
such substitution does not give rise to a

Tax Event or a Regulatory Event.
(b)
Upon any substitution pursuant to clause (a) of this Condition

16, (i) the Substitute Issuer
will succeed

to, and

be substituted

for,

and may

exercise

every right

and power

of, the
Current Issuer

under the

Notes with

the same

effect as

if the

Substitute Issuer

had been
named as Issuer in these

Terms and Conditions, and (ii) the Current Issuer will be

released
from its obligations under the Notes.
(c)
After

giving

effect

to

any

substitution

pursuant

to

clause (a)

of

this

Condition 16,
(i)

references

to

the

"Issuer"

in

the

Notes

and

these

Terms

and

Conditions

will

be
references to the Substitute

Issuer, and (ii)

references to the "Tax

Jurisdiction" in the Notes
and these Terms

and Conditions will

be read and

construed as including

the jurisdiction of
establishment

of

the

Substitute

Issuer

and,

if

different,

the

jurisdiction

in

which

the
Substitute Issuer

is resident

for tax

purposes instead

of or

in addition

to (as

the case

may
be) references to the jurisdiction of establishment of the Issuer and Switzerland.
17.
CONSOLIDATION, MERGER OR SALE
The

Issuer

will

not

consolidate

with,

merge

with

or

into,

or

sell,

convey,

transfer

or

otherwise
dispose

of

all

or

substantially

all

of

its

property

and

assets

(as

an

entirety

or

substantially

as

an
entirety in one transaction or a series of related transactions)

to, any Person (other than with, into or
to

any

Person

of

which

at

least

95

per

cent.

of

such

Person's

capital

and

voting

rights

are

held,
directly or indirectly, by

the Issuer) or permit any Person to merge with or into the Issuer unless

(a) the Issuer

will be the

continuing Person, or

(b) the Person

formed by such

consolidation or into
which the Issuer is merged or that acquired such property and assets of the Issuer expressly assumes in writing (or,

in the case of

an acquisition of property

and assets, guarantees) all

of the obligations
of the Issuer under the Notes.
18.
FURTHER ISSUES
The

Issuer

may

from

time

to

time

without

the

consent

of

the

Holders

issue

further

notes

and,
provided
that such notes have the

same terms and conditions

as the Notes in all

respects (or in all
respects except for the issue date and/or first

date on which interest is paid), such further notes

will
be consolidated and form a single series with the Notes. If the

Issuer issues any such further notes
pursuant to

this Condition

18, references

in these

Terms

and Conditions

to "
Notes
" include

such
further notes, unless the context otherwise requires.
19.
CURRENCY INDEMNITY
Any amount received or

recovered by any Holder

in a currency other

than USD (whether

as a result
of, or of

the enforcement of,

a judgment or order

of a court of

any jurisdiction, in

the insolvency,
winding-up

or

dissolution

of

the

Issuer

or

otherwise)

under

the

Notes

will

only

constitute

a
discharge

of the

Issuer to

the extent

of the

amount in

USD that

such Holder

is able

to purchase
with

the

amount

so

received or

recovered

in

such other

currency

on

the date

of

such receipt

or
recovery (or,

if it is

not practicable

to purchase

USD with such

amount on

such date,

on the first
date on which it is practicable to do so). If the amount of USD that such Holder is able to purchase
is less than the amount owed by the Issuer to such Holder under the Notes, the Issuer shall

10272857175-v14 115 70-41061831
indemnify

such

Holder

against

any

loss

sustained

by

it

as

a

result.

In

addition,

the

Issuer

shall
indemnify such Holder

for the costs of

making such purchase.

For purposes of

this Condition 19,
it

is

sufficient

for

the

relevant

Holder

to

demonstrate

that

it would

have

suffered

a

loss had

an
actual purchase been made.

The indemnities under this Condition

19 will (a) constitute a

separate
and independent obligation from the Issuer's

other obligations hereunder, (b) give rise to a separate
and independent

cause of

action, (c)

apply irrespective

of any

indulgence granted

by any

Holder
and

(d) continue

in full

force and

effect

despite any

other

judgment, order,

claim or

proof for

a
liquidated amount in respect of any amount due under the Notes or any other judgment or order.
20.
RULE 144A INFORMATION
If at

any time

the Issuer

is neither

a reporting

company under

Section 13

or Section

15(d) of

the
US Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the US Exchange
Act, the

Issuer will

comply

with any

applicable requirements

of Rule

144A(d)(4)

under the

US
Securities Act in relation to the Notes.
21.
NO SET-OFF

BY HOLDERS
Subject

to

applicable

law,

each

Holder

and

Indirect

Holder,

by

acceptance

of

any

direct

or
beneficial interest in a Note, agrees that it will not, and waives its right to, exercise, claim or plead any right of set-off, compensation or retention with respect to any amount owed to it by the Issuer
in respect of, or arising in connection with, the Notes.
22.
GOVERNING LAW

AND JURISDICTION
(a)
The

Notes

and

all

non-contractual

obligations

arising

out

of

or

in

connection

with

the
Notes are governed by and construed in accordance with the laws of Switzerland.
(b)
The courts of the

Canton of Zurich (venue

being the City of

Zurich) shall have exclusive
jurisdiction to

settle any

disputes that

may arise

out of

or in

connection with

the Notes,
including any non-contractual obligation arising out of or in connection with the Notes.